UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Annual	SHENKMAN CAPITAL FLOATING
Report	RATE HIGH INCOME FUND
September 30, 2021
SHENKMAN CAPITAL SHORT
DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

SHENKMAN CAPITAL		Institutional
FLOATING RATE	Class F	Class
HIGH INCOME FUND	(SFHFX)	(SFHIX)

SHENKMAN CAPITAL				Institutional
SHORT DURATION	Class A	Class C	Class F	Class
HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2021

Dear Shareholder,

Fund Overview and Performance

The Shenkman Capital Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection and management of investments, primarily in the leveraged loan universe, and looks to build a portfolio with the best chance of providing superior risk-adjusted returns. For the fiscal year ended September 30, 2021 (the “Annual Period”), the S&P/LSTA Leveraged Loan Index (the “Index”) and S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”) returned +8.40% and +7.15%, respectively, primarily due to optimism surrounding the re-opening of the economy as COVID-19 vaccine distribution successfully rolled out in the U.S. and around the globe. The Fund’s institutional class shares (SFHIX) and F class shares (SFHFX) had net returns of +6.48% and +6.44%, respectively for the Annual Period.

The Fund captured approximately 77% and 91% of the Index’s and B- and Above Index’s performance, respectively, amid a strong risk-on environment and higher-beta rally with lower-quality credit vastly outperforming higher-rated credit. Periodic Index returns by rating exhibited material differentiation, with CCC and below-rated, B-rated and BB-rated loans returning +21.27%, +8.27%, and +5.24%, respectively. The Fund captured a high percentage of the market’s upside despite very conservative positioning as we remained focused on selecting credits with better risk/reward profiles. The Fund had a significantly lower weight than the Index in riskier credit profiles, including CCC-rated/below and second-lien loans, and was underweight Transportation and Energy, which are key cyclical and commodity-related end markets. From a sector attribution standpoint, the Fund benefitted from an overweight and positive selection in Leisure Goods/Activities/Movies due to the continued re-opening of the economy as the COVID vaccine roll-out accelerated, and positive selection in Chemicals & Plastics, primarily due to overweight positions in three credits. Main detractors were selection in Business Equipment & Services and Electronics/Electrical, both primarily due to stressed credits that were trading at a discount, but surged during the risk-on rally.

The Fund remained well-diversified, with investments in over 290 issuers across more than 30 industries.  For liquidity purposes, the Fund targets an allocation of approximately 15% of assets to cash and bonds.

Market Commentary

The institutional loan primary market experienced robust issuance of $569bn during the Annual Period, a record for a twelve-month period, including the largest quarterly issuance total on record of $185bn in calendar Q1 followed by two additional quarters of $145bn+ issuance. This increase

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

was due to pent-up supply after a lighter year of issuance during the pandemic in 2020, which was evident across most types of opportunistic and event-driven transactions. The Annual Period included a large repricing wave as above-par trading reached approximately 50% at the peak before settling down. Issuers continued to push out maturities with a large number of refinancings and, in numerous cases, tapped the high yield bond market in conjunction, particularly for more COVID-impacted companies, including deals for Life Time Fitness, Party City, and Townsquare. American Airlines completed a $3.5bn capital raise through the AAdvantage Loyalty entity to shore up liquidity due to ongoing COVID-19 impacts. M&A and LBO-related transactions were very active, with several mega-deals including Medline’s $7.27bn LBO, Peraton’s $6bn loan to back two mergers, Organon’s $3bn loan to spin-off from Merck, and two large LBO tranches of greater than $2.5bn for Real Page and Triton Water. We expect M&A and LBO activity to remain elevated as the bull market persists. From a demand perspective, CLO formation was also extremely strong as over $162bn of vehicles printed in the Annual Period compared to $90bn of issuance during the Fund’s last fiscal period. Arbitrage continued to be attractive, albeit with levels backing up at the end of the Annual Period amid a crowded primary market.  Retail fund inflows returned to the loan market with over $35bn flowing into retail loan funds during the Annual Period as the 10-year U.S. Treasury yield rose from 0.69% to 1.49% over the year. Overall, strong demand was met with a large amount of supply. According to J.P. Morgan Research, the trailing twelve-month default rate at the end of September was just 0.71%, down 355bps for the Annual Period, and they recently lowered their 2021 default rate forecast to 0.65% (from an already revised 2%). Default pressures have eased dramatically in recent months, a trend that is expected to persist in 2022.

Outlook

As we head into the fourth quarter of 2021 and the new year, we continue to monitor virus-related developments and the potential impacts across industries and the overall economy. Also on the near-term horizon is the impending cessation of LIBOR as a reference rate beginning on December 31, 2021, which will usher in a period of transition to the secured overnight financing rate (“SOFR”) as successor, with a spread adjustment to curtail the variance with LIBOR. Ratings upgrades, a benign default environment, and steady inflows have created positive momentum for the leveraged loan asset class. A tremendous amount of government stimulus, corporate capital raising, and very low or negative benchmark interest rates should provide continued support for most risk markets worldwide, and we believe the leveraged loan market offers compelling relative value.  We will remain vigilant, closely monitor risks associated with the virus, and proactively manage the portfolio and trade exposures across our global platform with the goal of protecting the downside and maximizing returns.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

We remain constructive on the loan market overall; however, we believe credit selection will continue to drive performance differentiation this year. If there are bouts of volatility, we believe there is potential for increased dispersion between better quality and riskier credits after a period of significant compression. Therefore, we remain cautious as we continuously review the relative value of the Fund’s positions. Our core philosophy remains the preservation of capital and to strive to deliver, or beat, market returns throughout the cycle with a lower risk profile. As always, as a conservative asset manager, we intend to remain defensively positioned in our portfolios and will seek to take advantage of market dislocations only in creditworthy, Shenkman-approved issuers in both the primary and secondary markets.

Thank you again for your continued support and trust in the Fund. We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or liability is accepted for, the accuracy, completeness, timeliness or availability of such information, including ratings.  Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2021

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned +4.47% for the fiscal year-ended September 30, 2021 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 1.02 years and average final maturity of 3.72 years*. The Fund’s Class A shares returned +4.25% (without sales load) and +1.10% (with maximum sales load imposed on purchases of 3.00%) for the Annual Period, and the Class F shares returned +4.49%. Additionally, the Class C shares returned +3.49% (without sales load) and +2.49% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned +5.16% for the Annual Period.  The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) returned +0.06% for the Annual Period.

The Fund’s underperformance versus the benchmark was largely attributable to its lower weighting and security selection in single-B rated credits where we de-emphasized higher risk credits, a lack of Oil & Gas exposure, and more defensive security selection within the shorter maturity tenors.  The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis and less driven by top-down, sector-driven allocations.  Healthcare remained the Fund’s largest broad sector exposure given its more defensive and less economically sensitive drivers along with strong valuations and asset coverage.  Industrials was the second largest exposure capturing a wide range of sub-industries and holdings that are broadly diversified and include service companies with attractive business models and competitive positions.  Additionally, we have intentionally avoided the Oil & Gas sector given our view of the unfavorable risk/reward for shorter maturities in the space and the asymmetric downside volatility associated with the violent and uncontrollable swings in commodity prices.  While all sectors in the Fund posted positive returns for the Annual Period, Automotive had the largest return contribution followed by Media, Cable & Satellite, whereas Paper & Forest Products and Construction & Engineering were the smallest contributors.  Relative to the Index, positive selection in Automotives, which benefited from a rebound in economic activity, and an underweight and selection in Telecom were the largest contributors to returns, while the largest detractors were lack of exposure to Oil & Gas, which saw a dramatic recovery in commodity prices, and security selection in Leisure, Gaming, and Travel where we did not own the higher risk exposures, which rallied the most within this more COVID-impacted sector.  The Fund’s exposure to bank loans was a modest contributor to performance as bank loan returns outpaced short duration for the Annual Period.  The Fund’s bank loan

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

weighting decreased during the Annual Period from 4.53% to 2.51%.  As of September 30, 2021, the Fund’s average price was $104.65, with a current yield of 5.84%, yield-to-maturity of 4.42% and a yield-to-worst of 2.38%*.  As we believe diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, ending the period with investments in 190 issuers across 15 sectors as of September 30, 2021.

Market Commentary

The broader high yield market, as measured by the ICE BofA U.S. High Yield Index (H0A0), surged 11.46% during the Annual Period as it witnessed a dramatic series of events that propelled high yield bond spreads tighter.  While all major segments of the leveraged finance markets posted healthy returns, outperformance was most notable in the lower-rated tiers of the leveraged finance markets as well as the Energy sector.  Many of the “unknowns” that the market had faced were resolved by year end 2020:  the U.S. election concluded, three COVID vaccines were released, a near-term extension of safety net benefits was approved, and a Brexit deal was reached.  Investors were also more intently focused on a shorter horizon for more of the economy to re-open with the optimism of vaccine rollouts and energy prices surged.  The removal of these overhangs contributed to a risk-on rally in November and December 2020, which drove its strongest quarterly returns and over half of the index returns for the Annual Period.  Investors started 2021 with optimism around the economic reopening and ambitious fiscal spending plans, which powered much of the risk-on rally in the first half of the year. The third quarter saw a more measured response as a host of factors, namely the spread of the delta variant, supply chain issues, rising rates and shifts in China’s policies, led to some market weakness and, consequently, resulted in less performance differentiation across the various ratings tiers. After rising in 4Q20-1Q21 and falling in 2Q21, the yields on 10-year U.S. Treasuries ended at 1.49% on September 30, which represents a 57bps increase YTD and almost 100 bps above the pandemic low of 0.51% in August 2020.  During the Annual Period, CCCs significantly outperformed, returning 24.1%, while BB bonds returned 9.7% in the same period. By sector, Oil & Gas was the biggest recovery performer, returning 33.8% over the Annual Period, followed by Midstream at 16.6%, while more defensive sectors such Cable & Satellite, Utilities and Telecom lagged the overall market, each returning in the 4-to-6% range for the period.  The year-to-date tightening of credit spreads in leveraged finance and overall lower duration than investment grade (IG) credits has led high yield debt assets to outperform government bonds and IG corporates. The ICE BofA U.S. High Yield Index (H0A0) returned 4.67% YTD, which compares to government bonds and investment grade corporates, which delivered negative returns of -2.71% and -1.12%, respectively.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

A key theme so far this calendar year has been the incredible access to capital that borrowers have enjoyed as well as record M&A activity, which led to robust new issuances and strong support for equity valuation. YTD new issuances of high yield bonds totaled $410 billion or $151 billion excluding refinancing, which is 17% and 24% above comparable levels in 2020, respectively.  Refinancing continues to dominate in use of proceeds and drove the active pace of corporate actions via calls and tenders.  An open credit market likely has helped lead to record-low default rates, exemplified by the par-weighted 12-month rolling U.S. high yield default rate declining 577bps YTD to 0.99%.

Outlook

We expect to see higher market volatility in the last few months of 2021 as company performance disperses and growth slows on supply chain bottlenecks. On the other hand, we believe the lower duration of leveraged finance asset classes versus many other fixed income asset classes could lead to outperformance in a rising rate environment. In addition, the recent uncertainty around the Chinese regulatory environment and financial system could divert global capital flows to developed markets, potentially benefiting U.S risk assets.  We believe the higher-quality short duration segment of the high yield market remains well positioned as a lower volatility solution with the ability to capture attractive risk-adjusted returns in a low yield environment.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Any third-party information contained herein was obtained from sources that Shenkman considers to be reliable; however, no representation is made as to, and Shenkman accepts no responsibility, warranty or liability for the accuracy or completeness of such information. Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofA U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofA U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofA U.S. Treasuries 0-3 year Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Yield to Maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA,

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2021

B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

* Based on Shenkman’s internal valuations, classifications, and records.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/15/2014	3/1/2017
Class F	6.44%	—	—	3.64%
Institutional Class	6.48%	3.99%	3.62%	—
S&P/LSTA Leveraged Loan Index	8.40%	4.58%	4.23%	4.26%
S&P/LSTA B- & Above
Leveraged Loan Index	7.15%	4.27%	4.14%	4.10%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs the ICE BofA 0-3 U.S. Treasury Index and
the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/31/2012	5/17/2013	1/28/2014
Class A
(with sales load)	1.10%	2.70%	2.81%	—	—
Class A
(without sales load)	4.25%	3.33%	3.16%	—	—
Class C (with
deferred sales load)	2.49%	2.59%	—	—	2.15%
Class C (without
deferred sales load)	3.49%	2.59%	—	—	2.15%
Class F	4.49%	3.59%	—	3.25%	—
Institutional Class	4.47%	3.65%	3.49%	—	—
ICE BofA 0-3 Year
U.S. Treasury Index	0.06%	1.54%	1.12%	1.17%	1.25%
ICE BofA 0-2 Year
Duration BB-B
U.S. High Yield
Constrained Index	5.16%	3.61%	3.85%	3.62%	3.57%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for eighteen months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofA”) was used with permission.  ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2021 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2021 to September 30, 2021.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2021 (Unaudited)

comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,021.40	$2.94
Institutional Class	$1,000.00	$1,021.60	$2.74

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.16	$2.94
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.58% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.14% for Class F and 2.16% for the Institutional Class as of September 30, 2021.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,015.60	$4.85
Class C	$1,000.00	$1,011.90	$8.62
Class F	$1,000.00	$1,016.80	$3.74
Institutional Class	$1,000.00	$1,016.20	$3.29

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.26	$4.86
Class C	$1,000.00	$1,016.50	$8.64
Class F	$1,000.00	$1,021.36	$3.75
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Capital Short Duration High Income Fund - Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.96%, 1.71%, 0.74% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 1.56% for Class A, 1.19% for Class C, 1.68% for Class F, and 1.62% for the Institutional Class as of September 30, 2021.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2021 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Lumen Technologies, Inc., Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%), 03/15/2027	1.24%
Asurion, LLC, Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%), 12/23/2026	1.17%
AlixPartners, LLP, Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%, 0.500% Floor), 02/04/2028	0.89%
ABG Intermediate Holdings 2, LLC, Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%, 0.750% Floor), 09/27/2024	0.88%
Peraton Corp., Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%, 0.750% Floor), 02/01/2028	0.84%
Camelot U.S. Acquisition 1 Co., Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%, 1.000% Floor), 10/30/2026	0.77%
Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%), 03/09/2027	0.77%
Telenet Financing USD, LLC, Senior Secured First Lien Term Loan
2.084% (1 Month LIBOR USD + 2.00%), 04/28/2028	0.77%
Connect U.S. Finco, LLC, Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.50%, 1.000% Floor), 12/11/2026	0.74%
Barracuda Networks, Inc., Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.75%, 0.750% Floor), 02/12/2025	0.70%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2021.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33%

Aerospace & Defense – 1.02%
Peraton Corp.,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 02/01/2028 (a)	$2,410,818	$2,416,471
Transdigm, Inc.,
Senior Secured First Lien Term Loan
2.335% (1 Month LIBOR USD + 2.25%),
08/22/2024 (a)	530,460	525,431
		2,941,902
Auto Retail – 0.34%
CWGS Group, LLC,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 06/05/2028 (a)	497,500	495,635
Mavis Tire Express Services Topco Corp.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 05/04/2028 (a)	479,798	481,515
		977,150
Automotive – 1.03%
Adient U.S., LLC,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
04/10/2028 (a)	714,210	715,178
Clarios Global, L.P.,
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
04/30/2026 (a)	642,510	640,502
LS Group Opco Acquisition, LLC,
Senior Secured First Lien Term Loan
4.00% (6 Month LIBOR USD + 3.25%,
0.750% Floor), 11/02/2027 (a)	1,012,350	1,013,621
LTI Holdings, Inc.,
Senior Secured First Lien Term Loan
3.585% (1 Month LIBOR USD + 3.50%),
09/08/2025 (a)	611,100	603,843
		2,973,144

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Building Products – 2.43%
Core & Main Holding, L.P.,
Senior Secured First Lien Term Loan
2.586% (1 Month LIBOR USD + 2.50%),
07/27/2028 (a)	$713,860	$712,225
Cornerstone Building Brands, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 04/12/2028 (a)	932,315	932,124
CPG International, Inc.,
Senior Secured First Lien Term Loan
3.25% (12 Month LIBOR USD + 2.50%,
0.750% Floor), 05/06/2024 (a)	1,111,519	1,113,603
Illuminate Merger Sub Corp.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 07/21/2028 (a)	663,000	663,554
QUIKRETE Holdings, Inc.
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
02/01/2027 (a)	1,402,383	1,392,160
Senior Secured First Lien Term Loan
2.75% (LIBOR USD + 0.00%),
05/12/2028 (a)(g)	1,145,000	1,142,928
SRS Distribution, Inc.,
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.75%,
0.500% Floor), 06/02/2028 (a)	660,000	660,686
TAMKO Building Products, LLC
Senior Secured First Lien Term Loan
3.099% (2 Month LIBOR USD + 3.00%),
05/29/2026 (a)	195,810	195,320
Senior Secured First Lien Term Loan
3.107% (2 Month LIBOR USD + 3.00%),
05/29/2026 (a)	94,943	94,706
Senior Secured First Lien Term Loan
3.129% (3 Month LIBOR USD + 3.00%),
05/29/2026 (a)	96,285	96,044
		7,003,350

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Chemicals – 4.64%
Allnex S.A.R.L.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 09/13/2023 (a)	$654,545	$655,330
Allnex U.S.A., Inc.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 09/13/2023 (a)	493,149	493,741
Alpha 3 B.V.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 03/17/2028 (a)	648,375	648,307
ASP Unifrax Holdings, Inc.,
Senior Secured First Lien Term Loan
3.882% (3 Month LIBOR USD + 3.75%),
12/12/2025 (a)	588,288	582,285
Colouroz Midco
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	863,169	865,685
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	142,692	143,108
Consolidated Energy Finance S.A.,
Senior Secured First Lien Term Loan
2.657% (3 Month LIBOR USD + 2.50%),
05/07/2025 (a)	488,575	482,468
HB Fuller Co., Senior Secured First Lien
Term Loan 2.087% (1 Month LIBOR
USD + 2.00%), 10/21/2024 (a)	349,845	350,634
LSF11 A5 Holdco, LLC, Senior Secured First
Lien Term Loan 4.00% (LIBOR USD + 0.00%,
0.000% Floor), 09/30/2028 (a)(g)	689,202	685,756
LSF11 Skyscraper Holdco S.A.R.L.,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.50%,
0.750% Floor), 09/29/2027 (a)	826,850	828,921

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Chemicals – 4.64% – Continued
Lummus Technology Holdings V, LLC,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
06/30/2027 (a)	$1,500,288	$1,500,085
Olympus Water U.S. Holding Corp.,
Senior Secured First Lien Term Loan
4.25% (LIBOR USD + 0.00%, 0.000% Floor),
09/15/2028 (a)(g)	803,000	802,916
Orion Engineered Carbons GmbH,
Senior Secured First Lien Term Loan
2.75% (3 Month LIBOR USD + 2.25%,
0.500% Floor), 09/22/2028 (a)	288,000	288,360
PMHC II, Inc., Senior Secured First
Lien Term Loan 4.50% (3 Month LIBOR
USD + 3.50%, 1.000% Floor), 03/31/2025 (a)	463,200	461,079
Polar U.S. Borrower, LLC
Senior Secured First Lien Term Loan
4.874% (1 Month LIBOR USD + 4.75%),
10/15/2025 (a)	685,964	685,964
Senior Secured First Lien Term Loan
7.00% (Prime Rate + 3.75%),
10/15/2025 (a)	3,510	3,510
PQ Corp.
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 06/09/2028 (a)	258,630	259,062
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 06/09/2028 (a)	99,473	99,639
PQ Performance Chemicals,
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.50%,
0.750% Floor), 08/02/2028 (a)	529,000	530,653
SCIH Salt Holdings, Inc.,
Senior Secured First Lien Term Loan
4.75% (6 Month LIBOR USD + 4.00%,
0.750% Floor), 03/16/2027 (a)	369,858	370,755

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Chemicals – 4.64% – Continued
Solenis International, L.P.
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
06/26/2025 (a)	$602,872	$603,735
Senior Secured Second Lien Term Loan
8.584% (1 Month LIBOR USD + 8.50%),
06/26/2026 (a)	215,000	215,404
Spectrum Holdings III Corp.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 01/31/2025 (a)	715,692	701,267
Tronox Finance, LLC
Senior Secured First Lien Term Loan
2.335% (1 Month LIBOR USD + 2.25%),
03/10/2028 (a)	163,384	162,947
Senior Secured First Lien Term Loan
2.397% (3 Month LIBOR USD + 2.25%),
03/10/2028 (a)	346,154	345,228
W.R. Grace Holdings, LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 09/22/2028 (a)	569,000	571,757
		13,338,596
Commercial Services – 6.69%
AlixPartners, LLP,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 02/04/2028 (a)	2,565,003	2,561,078
Allied Universal Holdco, LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 05/12/2028 (a)	1,844,899	1,848,561
Apex Group Treasury, LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 07/24/2028 (a)	714,000	714,893

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Commercial Services – 6.69% – Continued
Camelot U.S. Acquisition 1 Co.
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
10/30/2026 (a)	$747,652	$746,639
Senior Secured First Lien Term Loan
3.085% (1 Month LIBOR USD + 3.00%),
10/30/2026 (a)	43,980	43,920
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	2,211,769	2,219,720
Corelogic, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 06/02/2028 (a)	1,250,000	1,250,263
Deerfield Dakota Holding, LLC,
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 04/09/2027 (a)	1,352,306	1,357,904
Dun & Bradstreet Corp.,
Senior Secured First Lien Term Loan
3.336% (1 Month LIBOR USD + 3.25%),
02/06/2026 (a)	1,853,727	1,854,625
EAB Global, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 08/16/2028 (a)	858,000	854,675
Garda World Security Corp.,
Senior Secured First Lien Term Loan
4.34% (1 Month LIBOR USD + 4.25%),
10/30/2026 (a)	575,876	577,532
GI Consilio Parent, LLC,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 05/12/2028 (a)	299,226	297,842
Guidehouse, LLP,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
05/01/2025 (a)	945,250	948,209

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Commercial Services – 6.69% – Continued
Indy U.S. BIDCO, LLC,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
03/06/2028 (a)	$847,740	$850,771
INEOS U.S. Petrochem, LLC,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 01/29/2026 (a)	498,750	499,560
IRI Holdings, Inc.,
Senior Secured First Lien Term Loan
4.334% (1 Month LIBOR USD + 4.25%),
12/01/2025 (a)	1,770,275	1,771,382
KAR Auction Services, Inc.,
Senior Secured First Lien Term Loan
2.375% (1 Month LIBOR USD + 2.25%),
09/21/2026 (a)	659,698	646,504
Tempo Acquisition, LLC,
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
05/01/2024 (a)	208,463	208,593
		19,252,671
Construction & Engineering – 1.47%
Amentum Government Services Holdings, LLC,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
02/01/2027 (a)	945,038	945,826
American Residential Services, LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.50%,
0.750% Floor), 10/15/2027 (a)	675,605	676,450
Api Group, Inc.,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
10/01/2026 (a)	562,343	559,972

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Construction & Engineering – 1.47% – Continued
Brand Industrial Services, Inc.,
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	$689,996	$685,439
Centuri Group, Inc.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 08/28/2028 (a)	762,000	762,636
Tiger Acquisition, LLC,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 06/01/2028 (a)	595,000	593,608
		4,223,931
Consumer Discretionary – 1.30%
Champ Acquisition Corp.
Senior Secured First Lien Term Loan
5.658% (6 Month LIBOR USD + 5.50%),
12/19/2025 (a)	89,776	90,394
Senior Secured First Lien Term Loan
5.703% (3 Month LIBOR USD + 5.50%),
12/19/2025 (a)	86,546	87,141
Kontoor Brands, Inc.,
Senior Secured First Lien Term Loan
4.333% (1 Month LIBOR USD + 4.25%),
05/15/2026 (a)	188,417	188,417
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	26,564	26,220
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	431,930	426,353
Prometric Holdings, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 01/29/2025 (a)	966,168	961,940

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Consumer Discretionary – 1.30% – Continued
SIWF Holdings, Inc.,
Senior Secured First Lien Term Loan
4.334% (1 Month LIBOR USD + 4.25%),
06/13/2025 (a)	$561,150	$561,969
Tory Burch, LLC,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 04/14/2028 (a)	374,063	375,231
Wand NewCo 3, Inc.,
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
02/05/2026 (a)	786,958	780,812
WW International, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 04/13/2028 (a)	246,383	246,408
		3,744,885
Consumer Non-Discretionary – 0.50%
Hoffmaster Group, Inc.,
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 11/21/2023 (a)	714,375	689,743
Kronos Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 12/22/2026 (a)	779,113	762,004
		1,451,747
Environmental Services – 1.27%
Belfor Holdings, Inc.,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
04/06/2026 (a)	504,196	506,717
Brightview Landscapes, LLC,
Senior Secured First Lien Term Loan
2.625% (1 Month LIBOR USD + 2.50%),
08/15/2025 (a)	858,432	855,749

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Environmental Services – 1.27% – Continued
Strategic Materials Holdings Corp.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (a)	$914,375	$824,460
WIN Waste Innovations Holdings, Inc.,
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 03/24/2028 (a)	1,451,363	1,452,574
		3,639,500

Financials – Diversified – 1.30%
BIFM CA Buyer, Inc.
Senior Secured First Lien Term Loan
3.837% (1 Month LIBOR USD + 3.75%),
05/29/2026 (a)	492,621	490,774
Senior Secured First Lien Delayed-Draw
Term Loan 3.593% (LIBOR USD + 0.00%),
06/01/2026 (a)(g)(i)	56,122	55,912
Blackstone Mortgage Trust, Inc.,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
04/23/2026 (a)	573,300	567,925
Focus Financial Partners, LLC,
Senior Secured First Lien Term Loan
2.084% (1 Month LIBOR USD + 2.00%),
07/03/2024 (a)	612,321	608,779
Starwood Property Mortgage, LLC,
Senior Secured First Lien Term Loan
2.585% (1 Month LIBOR USD + 2.50%),
07/27/2026 (a)	465,500	463,173
Tecta America Corp.,
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.25%,
0.750% Floor), 04/06/2028 (a)	436,905	438,543

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Financials – Diversified – 1.30% – Continued
Titan AcquisitionCo New Zealand, Ltd.,
Senior Secured First Lien Term Loan
4.132% (3 Month LIBOR USD + 4.00%),
05/01/2026 (a)	$450,851	$450,853
VFH Parent, LLC,
Senior Secured First Lien Term Loan
3.082% (1 Month LIBOR USD + 3.00%),
03/02/2026 (a)	664,487	664,307
		3,740,266
Financials – Insurance – 2.92%
Acrisure, LLC,
Senior Secured First Lien Term Loan
3.632% (3 Month LIBOR USD + 3.50%),
02/16/2027 (a)	644,567	639,733
AmWINS Group, LLC,
Senior Secured First Lien Term Loan
3.00% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 02/22/2028 (a)	756,097	752,320
AssuredPartners, Inc.
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
02/12/2027 (a)	645,124	642,031
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 02/12/2027 (a)	364,088	364,452
Asurion, LLC
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
12/23/2026 (a)	3,408,233	3,361,965
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
07/30/2027 (a)	1,560,237	1,539,173
Senior Secured Second Lien Term Loan
5.334% (1 Month LIBOR USD + 5.25%),
01/31/2028 (a)	340,000	339,434
Senior Secured Second Lien Term Loan
5.334% (1 Month LIBOR USD + 5.25%),
01/19/2029 (a)	430,000	428,549

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Financials – Insurance – 2.92% – Continued
HUB International, Ltd.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 04/25/2025 (a)	$343,901	$344,531
		8,412,188
Food & Beverage – 1.27%
Froneri U.S., Inc.,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
01/29/2027 (a)	641,875	635,421
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
3.772% (1 Month LIBOR USD + 3.6875%),
05/23/2025 (a)	880,425	879,144
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
05/23/2025 (a)	121,563	121,867
Sunshine Investments B.V.,
Senior Secured First Lien Term Loan
2.874% (3 Month LIBOR USD + 2.75%),
03/28/2025 (a)	235,200	234,391
Triton Water Holdings, Inc.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 03/31/2028 (a)	1,782,533	1,782,425
		3,653,248
Healthcare – Equipment & Supplies – 3.34%
athenahealth, Inc.,
Senior Secured First Lien Term Loan
4.377% (3 Month LIBOR USD + 4.25%),
02/11/2026 (a)	885,003	888,653
Aveanna Healthcare, LLC
Senior Secured First Lien Delayed-Draw
Term Loan 4.50% (LIBOR USD + 0.00%),
06/30/2028 (a)(g)	188,491	188,653
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.75%,
0.500% Floor), 07/17/2028 (a)	810,509	811,206

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Healthcare – Equipment & Supplies – 3.34% – Continued
CHG Healthcare Services, Inc.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 09/29/2028 (a)	$1,034,000	$1,036,772
Greatbatch, Ltd.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 08/18/2028 (a)	750,000	750,469
Greenway Health, LLC,
Senior Secured First Lien Term Loan
4.75% (6 Month LIBOR USD + 3.75%,
1.000% Floor), 02/16/2024 (a)	622,375	599,036
Insulet Corp.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 05/04/2028 (a)	778,050	781,294
Milano Acquisition Corp.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 10/01/2027 (a)	939,293	942,815
Mozart Debt Merger Sub, Inc.,
Senior Secured First Lien Term Loan
3.75% (LIBOR USD + 0.00%, 0.000% Floor),
09/29/2028 (a)(g)	1,765,000	1,756,175
MPH Acquisition Holdings, LLC,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.25%,
0.500% Floor), 09/01/2028 (a)	862,000	853,384
Navicure, Inc.,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
10/22/2026 (a)	996,612	998,480
		9,606,937
Healthcare – Facilities – 4.19%
AccentCare, Inc.,
Senior Secured First Lien Term Loan
4.121% (3 Month LIBOR USD + 4.00%),
06/22/2026 (a)	513,713	514,034

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Healthcare – Facilities – 4.19% – Continued
ADMI Corp.
Senior Secured First Lien Term Loan
3.625% (1 Month LIBOR USD + 3.125%,
0.500% Floor), 12/23/2027 (a)	$754,210	$749,093
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 12/23/2027 (a)	650,000	650,465
AHP Health Partners, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 08/24/2028 (a)	797,000	800,240
Bioscrip, Inc.,
Senior Secured First Lien Term Loan
3.834% (1 Month LIBOR USD + 3.75%),
08/06/2026 (a)	1,400,013	1,401,238
Envision Healthcare Corp.,
Senior Secured First Lien Term Loan
3.834% (1 Month LIBOR USD + 3.75%),
10/10/2025 (a)	811,635	724,709
Examworks Group, Inc.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 07/27/2023 (a)	1,541,407	1,543,603
Gentiva Health Services, Inc.,
Senior Secured First Lien Term Loan
2.875% (1 Month LIBOR USD + 2.75%),
07/02/2025 (a)	596,091	596,586
Global Medical Response, Inc.
Senior Secured First Lien Term Loan
5.25% (6 Month LIBOR USD + 4.25%,
1.000% Floor), 03/14/2025 (a)	531,145	533,868
Senior Secured First Lien Term Loan
5.75% (6 Month LIBOR USD + 4.75%,
1.000% Floor), 10/02/2025 (a)	535,950	538,697

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Healthcare – Facilities – 4.19% – Continued
Heartland Dental, LLC
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
04/30/2025 (a)	$813,370	$807,705
Senior Secured First Lien Term Loan
4.085% (1 Month LIBOR USD + 4.00%),
04/30/2025 (a)	1,122,188	1,121,064
Sotera Health Holdings, LLC,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 12/11/2026 (a)	866,000	864,557
Team Health Holdings, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 02/06/2024 (a)	434,867	425,083
U.S. Renal Care, Inc.,
Senior Secured First Lien Term Loan
5.084% (1 Month LIBOR USD + 5.00%),
06/26/2026 (a)	428,906	428,906
Western Dental Services, Inc.
Senior Secured First Lien Delayed-Draw
Term Loan 5.25% (1 Month LIBOR
USD + 4.50%, 0.750% Floor),
08/11/2028 (a)(i)	31,759	31,807
Senior Secured First Lien Term Loan
5.25% (1 Month LIBOR USD + 4.50%,
0.750% Floor), 08/11/2028 (a)	311,241	311,708
		12,043,363
Healthcare – Life Sciences – 2.34%
Avantor Funding, Inc.,
Senior Secured First Lien Term Loan
2.75% (3 Month LIBOR USD + 2.25%,
0.500% Floor), 11/08/2027 (a)	786,156	788,369
Cambrex Corp.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 12/04/2026 (a)	782,634	784,727

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Healthcare – Life Sciences – 2.34% – Continued
Curia Global, Inc.,
Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.75%,
0.750% Floor), 08/31/2026 (a)	$1,191,803	$1,194,408
ICON Luxembourg S.A.R.L.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 07/03/2028 (a)	765,004	768,400
Parexel International Corp.,
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
09/27/2024 (a)	712,450	712,649
Phoenix Newco, Inc.,
Senior Secured First Lien Term Loan
4.25% (LIBOR USD + 0.00%, 0.000% Floor),
08/11/2028 (a)(g)	832,000	833,173
PPD, Inc.,
Senior Secured First Lien Term Loan
2.50% (1 Month LIBOR USD + 2.00%,
0.500% Floor), 01/13/2028 (a)	1,454,690	1,454,087
PRA Health Sciences, Inc.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 07/03/2028 (a)	190,601	191,447
		6,727,260
Healthcare – Managed Health Care – 0.61%
Bella Holding Co., LLC,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 05/10/2028 (a)	461,000	461,166
Verscend Holding Corp.,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
08/27/2025 (a)	1,275,456	1,278,906
		1,740,072

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Healthcare – Pharmaceuticals & Biotechnology – 1.09%
Amneal Pharmaceuticals, LLC,
Senior Secured First Lien Term Loan
3.625% (1 Month LIBOR USD + 3.50%),
05/05/2025 (a)	$382,948	$378,561
Bausch Health Cos., Inc.,
Senior Secured First Lien Term Loan
3.085% (1 Month LIBOR USD + 3.00%),
06/02/2025 (a)	1,440,346	1,440,166
Jazz Pharmaceuticals, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 05/05/2028 (a)	678,300	679,999
Organon & Co.,
Senior Secured First Lien Term Loan
3.50% (6 Month LIBOR USD + 3.00%,
0.500% Floor), 06/02/2028 (a)	641,393	643,798
		3,142,524
Industrial Machinery – 4.22%
AI Aqua Merger Sub, Inc.,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 07/31/2028 (a)	808,889	812,428
Blount International, Inc.,
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 04/12/2023 (a)	598,088	599,741
Brookfield WEC Holdings, Inc.,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 08/01/2025 (a)	1,718,140	1,708,183
Clark Equipment Co.,
Senior Secured First Lien Term Loan
2.382% (3 Month LIBOR USD + 2.25%),
05/17/2024 (a)	1,398,970	1,398,243
Columbus McKinnon Corp.,
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 05/15/2028 (a)	445,848	445,290

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Industrial Machinery – 4.22% – Continued
Conair Holdings, LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 05/17/2028 (a)	$985,000	$986,950
CPM Holdings, Inc.
Senior Secured First Lien Term Loan
3.586% (1 Month LIBOR USD + 3.50%),
11/17/2025 (a)	428,896	427,288
Senior Secured Second Lien Term Loan
8.336% (1 Month LIBOR USD + 8.25%),
11/16/2026 (a)	219,444	217,524
Filtration Group Corp.,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/31/2025 (a)	1,034,550	1,038,171
Helix Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
3.897% (3 Month LIBOR USD + 3.75%),
09/30/2024 (a)	615,666	598,735
Madison IAQ, LLC,
Senior Secured First Lien Term Loan
3.75% (3 Month LIBOR USD + 3.25%,
0.500% Floor), 06/21/2028 (a)	609,473	609,345
Osmosis Buyer, Ltd.,
Senior Secured First Lien Delayed-Draw
Term Loan 4.50% (LIBOR USD + 0.00%,
0.000% Floor), 06/16/2028 (a)(g)	101,111	101,553
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
3.50% (3 Month LIBOR USD + 2.50%,
1.000% Floor), 06/27/2024 (a)	591,869	592,609
Pro Mach Group, Inc.
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 08/31/2028 (a)	849,151	854,004
Senior Secured First Lien Delayed-Draw
Term Loan 5.00% (LIBOR USD + 0.00%,
0.000% Floor), 09/29/2028 (a)(g)(i)	137,849	138,637

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Industrial Machinery – 4.22% – Continued
Vertical Midco GMBH
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 07/30/2027 (a)	$484,860	$486,341
Senior Secured First Lien Term Loan
4.00% (6 Month LIBOR USD + 3.50%,
0.500% Floor), 07/30/2027 (a)	136,661	137,079
Vertiv Group Corp.,
Senior Secured First Lien Term Loan
2.833% (1 Month LIBOR USD + 2.75%),
03/02/2027 (a)	1,004,360	999,544
		12,151,665
Leisure – Casinos & Gaming – 2.46%
Aristocrat International PTY, Ltd.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 10/21/2024 (a)	474,000	477,112
Bally’s Corp.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 10/02/2028 (a)	712,000	712,694
Entain Holdings (Gibraltar), Ltd.,
Senior Secured First Lien Term Loan
3.00% (3 Month LIBOR USD + 2.50%,
0.500% Floor), 03/29/2027 (a)	745,133	745,367
Everi Holdings, Inc.,
Senior Secured First Lien Term Loan
3.00% (1 Month LIBOR USD + 2.50%,
0.500% Floor), 08/03/2028 (a)	465,000	464,565
Golden Entertainment, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (a)	517,420	516,988
Penn National Gaming, Inc.,
Senior Secured First Lien Term Loan
3.00% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 10/15/2025 (a)	1,411,891	1,411,891

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Leisure – Casinos & Gaming – 2.46% – Continued
Scientific Games International, Inc.,
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
08/14/2024 (a)	$965,182	$962,108
Stars Group Holdings B.V.,
Senior Secured First Lien Term Loan
2.382% (3 Month LIBOR USD + 2.25%),
07/21/2026 (a)	1,795,048	1,791,162
		7,081,887
Leisure – Hotels – 1.73%
Alterra Mountain Co.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 08/17/2028 (a)	1,832,377	1,830,664
Four Seasons Hotels, Ltd.,
Senior Secured First Lien Term Loan
2.087% (1 Month LIBOR USD + 2.00%),
11/30/2023 (a)	495,492	494,563
Herschend Entertainment Co., LLC,
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.75%,
0.500% Floor), 08/28/2028 (a)	502,000	502,630
Hilton Grand Vacations Borrower, LLC,
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 08/02/2028 (a)	444,000	445,554
Lakeland Tours, LLC
Senior Secured First Lien Term Loan
7.25% (3 Month LIBOR USD + 6.00%,
1.250% Floor), 09/25/2023 (a)	110,308	111,756
Senior Secured First Lien Term Loan
2.75% (1 Month LIBOR USD + 1.50%,
1.250% Floor), 09/25/2025 (a)	226,001	200,520
Senior Secured First Lien Term Loan
2.75% (3 Month LIBOR USD + 1.50%,
1.250% Floor), 09/25/2025 (a)	180,030	175,619
Senior Secured First Lien Term Loan
13.25%, 09/27/2027	257,181	170,597

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Leisure – Hotels – 1.73% – Continued
United PF Holdings, LLC,
Senior Secured First Lien Term Loan
4.132% (3 Month LIBOR USD + 4.00%),
12/30/2026 (a)	$1,052,342	$1,033,054
		4,964,957
Leisure – Restaurants – 1.12%
IRB Holding Corp.
Senior Secured First Lien Term Loan
2.75% (6 Month LIBOR USD + 2.75%,
1.000% Floor), 02/05/2025 (a)	744,311	744,311
Senior Secured First Lien Term Loan
3.366% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 12/15/2027 (a)	655,050	656,842
Tacala, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 02/05/2027 (a)	904,831	903,560
Whatabrands, LLC,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 08/03/2028 (a)	911,000	911,204
		3,215,917
Media – Broadcasting – 2.64%
Diamond Sports Group, LLC,
Senior Secured First Lien Term Loan
3.34% (1 Month LIBOR USD + 3.25%),
08/24/2026 (a)	675,348	423,497
EW Scripps Co.
Senior Secured First Lien Term Loan
3.313% (1 Month LIBOR USD + 2.5625%,
0.750% Floor), 05/01/2026 (a)	931,221	929,558
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 01/07/2028 (a)	1,084,236	1,087,701

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Media – Broadcasting – 2.64% – Continued
Gray Television, Inc.,
Senior Secured First Lien Term Loan
2.586% (1 Month LIBOR USD + 2.50%),
01/02/2026 (a)	$446,063	$445,170
Hubbard Radio, LLC,
Senior Secured First Lien Term Loan
5.25% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 03/28/2025 (a)	561,459	561,810
iHeartCommunications, Inc.,
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
05/01/2026 (a)	772,662	767,914
Learfield Communications, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (a)	741,232	713,907
Nexstar Broadcasting, Inc.
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
01/17/2024 (a)	109,376	109,395
Senior Secured First Lien Term Loan
2.586% (1 Month LIBOR USD + 2.50%),
09/18/2026 (a)	1,082,221	1,082,562
Sinclair Television Group, Inc.,
Senior Secured First Lien Term Loan
2.59% (1 Month LIBOR USD + 2.50%),
09/30/2026 (a)	926,100	912,213
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	563,223	563,536
		7,597,263
Media – Cable & Satellite – 5.25%
Connect U.S. Finco, LLC,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 12/11/2026 (a)	2,123,984	2,127,967

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Media – Cable & Satellite – 5.25% – Continued
Coral-U.S. Co-Borrower, LLC,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
01/31/2028 (a)	$585,000	$577,869
DIRECTV Financing, LLC,
Senior Secured First Lien Term Loan
5.75% (1 Month LIBOR USD + 5.00%,
0.750% Floor), 08/02/2027 (a)	580,000	581,027
Iridium Satellite, LLC,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 11/04/2026 (a)	593,705	594,818
Maxar Technologies, Ltd.,
Senior Secured First Lien Term Loan
2.84% (1 Month LIBOR USD + 2.75%),
10/04/2024 (a)	1,740,398	1,728,712
Radiate Holdco, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 09/25/2026 (a)	942,875	943,148
Telenet Financing USD, LLC,
Senior Secured First Lien Term Loan
2.084% (1 Month LIBOR USD + 2.00%),
04/28/2028 (a)	2,230,000	2,207,398
Telesat Canada,
Senior Secured First Lien Term Loan
2.84% (1 Month LIBOR USD + 2.75%),
12/07/2026 (a)	1,292,907	1,172,324
UPC Financing Partnership
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
04/28/2028 (a)	765,000	758,467
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
01/31/2029 (a)	125,000	124,792

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Media – Cable & Satellite – 5.25% – Continued
Virgin Media Bristol, LLC,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
01/31/2028 (a)	$1,035,000	$1,029,313
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/18/2023 (a)	634,059	635,248
Xplornet Communications, Inc.
Senior Secured First Lien Term Loan
4.837% (1 Month LIBOR USD + 4.75%),
06/10/2027 (a)	1,342,083	1,343,043
Senior Secured First Lien Term Loan
4.75% (LIBOR USD + 0.00%),
10/31/2028 (a)(g)	1,280,000	1,273,600
		15,097,726
Media – Diversified – 2.71%
ABG Intermediate Holdings 2, LLC,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 09/27/2024 (a)	2,520,379	2,520,380
Arches Buyer, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 12/06/2027 (a)	1,848,668	1,841,597
Buzz Finco, LLC
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
01/29/2027 (a)	620,550	620,162
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 01/29/2027 (a)	93,705	93,880
Getty Images, Inc.,
Senior Secured First Lien Term Loan
4.625% (1 Month LIBOR USD + 4.50%),
02/19/2026 (a)	845,691	846,926

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Media – Diversified – 2.71% – Continued
Meredith Corp.,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
01/31/2025 (a)	$714,148	$713,330
Red Ventures, LLC,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
11/08/2024 (a)	665,253	660,473
Vericast Corp.,
Senior Secured First Lien Term Loan
8.75% (1 Month LIBOR USD + 7.75%,
1.000% Floor), 06/16/2026 (a)	523,798	493,517
		7,790,265
Media – Entertainment – 3.69%
CDS U.S. Intermediate Holdings, Inc.,
Senior Secured First Lien Term Loan
7.00% (3 Month LIBOR USD + 6.00%,
1.000% Floor), 11/24/2025 (a)	642,873	643,744
Cirque Du Soleil Holding,
Senior Secured Second Lien Term Loan
2.00% (3 Month LIBOR USD + 1.00%,
1.000% Floor), 11/24/2027 (a)	364,372	361,183
Creative Artists Agency, LLC,
Senior Secured First Lien Term Loan
3.835% (1 Month LIBOR USD + 3.75%),
11/26/2026 (a)	1,235,191	1,230,849
Crown Finance U.S., Inc.
Senior Secured First Lien Term Loan
7.00%, 05/23/2024	313,876	388,945
Senior Secured First Lien Term Loan
3.50% (3 Month LIBOR USD + 2.50%,
1.000% Floor), 02/28/2025 (a)	701,317	580,045
Lions Gate Capital Holdings, LLC,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
03/24/2025 (a)	437,522	435,061

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Media – Entertainment – 3.69% – Continued
Metro-Goldwyn-Mayer, Inc.,
Senior Secured Second Lien Term Loan
5.50% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 07/03/2026 (a)	$635,000	$637,118
Nascar Holdings, LLC,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
10/19/2026 (a)	555,767	556,114
Playtika Holding Corp.,
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
03/13/2028 (a)	1,789,010	1,790,531
UFC Holdings, LLC,
Senior Secured First Lien Term Loan
3.50% (6 Month LIBOR USD + 2.75%,
0.750% Floor), 04/29/2026 (a)	1,387,578	1,385,941
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
2.84% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	2,006,058	1,971,133
WMG Acquisition Corp.,
Senior Secured First Lien Term Loan
2.209% (1 Month LIBOR USD + 2.125%),
01/20/2028 (a)	637,000	634,280
		10,614,944
Metals & Mining – 0.53%
Atkore International, Inc.,
Senior Secured First Lien Term Loan
2.50% (3 Month LIBOR USD + 2.00%,
0.500% Floor), 05/26/2028 (a)	386,988	386,504
GrafTech Finance, Inc.,
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 3.00%,
0.500% Floor), 02/12/2025 (a)	305,342	306,133

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Metals & Mining – 0.53% – Continued
Grinding Media, Inc.,
Senior Secured First Lien Term Loan
4.75% (LIBOR USD + 0.00%, 0.000% Floor),
10/31/2028 (a)(g)	$836,000	$839,134
		1,531,771
Midstream – Storage & Transport – 1.93%
Buckeye Partners, L.P.,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
11/02/2026 (a)	684,614	681,985
DT Midstream, Inc.
Senior Secured First Lien Term Loan
2.50% (3 Month LIBOR USD + 2.00%,
0.500% Floor), 06/26/2028 (a)	56,063	56,111
Senior Secured First Lien Term Loan
2.50% (6 Month LIBOR USD + 2.00%,
0.500% Floor), 06/26/2028 (a)	517,500	517,945
ITT Holdings, LLC,
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 07/10/2028 (a)	580,000	580,363
Lower Cadence Holdings, LLC,
Senior Secured First Lien Term Loan
4.085% (1 Month LIBOR USD + 4.00%),
05/22/2026 (a)	647,877	648,227
Lucid Energy Group II Borrower, LLC,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/18/2025 (a)	448,217	444,295
Northriver Midstream Finance, L.P.,
Senior Secured First Lien Term Loan
3.395% (3 Month LIBOR USD + 3.25%),
10/01/2025 (a)	732,350	731,738
Oryx Midstream Services Permian
Basin, LLC, Senior Secured First Lien Term
Loan 3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 10/05/2028 (a)	1,290,000	1,283,550

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Midstream – Storage & Transport – 1.93% – Continued
Traverse Midstream Partners, LLC,
Senior Secured First Lien Term Loan
6.50% (1 Month LIBOR USD + 5.50%,
1.000% Floor), 09/27/2024 (a)	$595,150	$596,546
		5,540,760
Oil & Gas – Equipment & Services – 0.14%
U.S. Silica Co.,
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/01/2025 (a)	405,225	397,692

Packaging – 1.83%
Ball Metalpack Finco, LLC,
Senior Secured First Lien Term Loan
4.621% (3 Month LIBOR USD + 4.50%),
07/31/2025 (a)	728,068	728,374
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
04/03/2024 (a)	1,407,333	1,380,833
Pregis Topco, LLC
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
07/31/2026 (a)	535,463	536,801
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 07/31/2026 (a)	550,000	551,031
RLG Holdings, LLC
Senior Secured First Lien Delayed-Draw Term
Loan 5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 07/07/2028 (a)(i)	77,212	77,442
Senior Secured First Lien Delayed-Draw Term
Loan 5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 07/07/2028 (a)	41,576	41,699
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 07/07/2028 (a)	469,212	470,606

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Packaging – 1.83% – Continued
Sabert Corp.,
Senior Secured First Lien Term Loan
5.50% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 12/10/2026 (a)	$546,765	$548,815
Trident TPI Holdings, Inc.
Senior Secured First Lien Delayed-Draw Term
Loan 4.50% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 09/15/2028 (a)	115,652	115,989
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 4.00%,
0.500% Floor), 09/15/2028 (a)	815,348	817,725
		5,269,315
Retail – Food & Drug – 0.66%
BJ’s Wholesale Club, Inc.,
Senior Secured First Lien Term Loan
2.083% (1 Month LIBOR USD + 2.00%),
02/02/2024 (a)	1,371,660	1,373,991
JP Intermediate B, LLC,
Senior Secured First Lien Term Loan
6.50% (3 Month LIBOR USD + 5.50%,
1.000% Floor), 11/20/2025 (a)	561,852	533,760
		1,907,751
Retailing – 1.92%
Autokiniton U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.50%,
0.500% Floor), 04/06/2028 (a)	673,000	673,841
Belron Finance U.S., LLC,
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 04/13/2028 (a)	512,425	512,617
Great Outdoors Group, LLC,
Senior Secured First Lien Term Loan
5.00% (6 Month LIBOR USD + 4.25%,
0.750% Floor), 03/06/2028 (a)	1,164,203	1,170,461

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Retailing – 1.92% – Continued
Harbor Freight Tools U.S.A., Inc.,
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.75%,
0.500% Floor), 10/19/2027 (a)	$724,525	$725,010
Hoya Midco, LLC,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 06/28/2024 (a)	850,342	847,948
Michaels Cos., Inc.,
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 04/14/2028 (a)	590,520	591,793
Pug, LLC,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
02/12/2027 (a)	923,550	904,691
Sally Holdings, LLC,
Senior Secured First Lien Term Loan
2.34% (1 Month LIBOR USD + 2.25%),
07/05/2024 (a)	95,217	95,217
		5,521,578
Technology – Software & Services – 12.09%
Access CIG, LLC
Senior Secured First Lien Term Loan
3.835% (1 Month LIBOR USD + 3.75%),
02/27/2025 (a)	1,927,179	1,920,154
Senior Secured Second Lien Term Loan
7.835% (1 Month LIBOR USD + 7.75%),
02/27/2026 (a)	315,000	315,524
Almonde, Inc.,
Senior Secured First Lien Term Loan
4.50% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 06/13/2024 (a)	1,007,236	1,000,553
Avast Software B.V.,
Senior Secured First Lien Term Loan
2.147% (3 Month LIBOR USD + 2.00%),
03/22/2028 (a)	327,600	327,294

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Technology – Software & Services – 12.09% – Continued
Barracuda Networks, Inc.,
Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.75%,
0.750% Floor), 02/12/2025 (a)	$2,014,599	$2,023,050
Boxer Parent Co., Inc.,
Senior Secured First Lien Term Loan
3.882% (3 Month LIBOR USD + 3.75%),
10/02/2025 (a)	801,743	798,403
Castle U.S. Holding Corp.,
Senior Secured First Lien Term Loan
3.882% (3 Month LIBOR USD + 3.75%),
01/29/2027 (a)	721,187	716,528
CCC Information Services, Inc.,
Senior Secured First Lien Term Loan
3.00% (LIBOR USD + 0.00%, 0.000% Floor),
09/30/2028 (a)(g)	626,000	626,197
CommerceHub, Inc.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 12/29/2027 (a)	671,923	673,885
ConnectWise, LLC,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 09/29/2028 (a)	921,000	920,540
Dawn Acquisition, LLC,
Senior Secured First Lien Term Loan
3.882% (3 Month LIBOR USD + 3.75%),
12/31/2025 (a)	490,047	415,254
DCert Buyer, Inc.,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
10/16/2026 (a)	1,055,550	1,057,018
Dynatrace, LLC,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
08/22/2025 (a)	406,473	405,499

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Technology – Software & Services – 12.09% – Continued
E2Open, LLC,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 02/04/2028 (a)	$823,400	$824,816
EagleView Technology Corp.,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
08/14/2025 (a)	865,525	856,653
Ensono, L.P.,
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 4.00%,
0.750% Floor), 05/19/2028 (a)	677,000	679,610
EVO Payments International, LLC,
Senior Secured First Lien Term Loan
3.34% (1 Month LIBOR USD + 3.25%),
12/22/2023 (a)	645,007	645,007
Go Daddy Operating Co., LLC,
Senior Secured First Lien Term Loan
2.085% (1 Month LIBOR USD + 2.00%),
08/10/2027 (a)	1,027,580	1,022,586
Hyland Software, Inc.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 07/01/2024 (a)	1,433,822	1,437,106
Informatica, LLC
Senior Secured Second Lien Term Loan
7.125%, 02/25/2025	297,000	301,826
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
02/25/2027 (a)	1,119,951	1,117,711
Intrado Corp.
Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (a)	231,144	226,650
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (a)	731,106	721,503

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Technology – Software & Services – 12.09% – Continued
Moneygram International, Inc.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.25%,
0.500% Floor), 07/21/2026 (a)	$644,000	$644,805
NAB Holdings, LLC,
Senior Secured First Lien Term Loan
3.75% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 07/01/2024 (a)	480,088	480,872
N-Able, Inc.,
Senior Secured First Lien Term Loan
3.50% (3 Month LIBOR USD + 3.00%,
0.500% Floor), 07/19/2028 (a)	513,000	513,962
Presidio Holdings, Inc.
Senior Secured First Lien Term Loan
3.59% (1 Month LIBOR USD + 3.50%),
01/22/2027 (a)	38,162	38,204
Senior Secured First Lien Term Loan
3.63% (3 Month LIBOR USD + 3.50%),
01/22/2027 (a)	693,576	694,335
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
4.09% (1 Month LIBOR USD + 4.00%),
04/26/2024 (a)	1,294,121	1,295,163
ProQuest, LLC,
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
10/23/2026 (a)	347,972	348,051
Rackspace Technology Global, Inc.,
Senior Secured First Lien Term Loan
3.50% (3 Month LIBOR USD + 2.75%,
0.750% Floor), 02/15/2028 (a)	733,405	728,905
RealPage, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 04/24/2028 (a)	325,000	324,357

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Technology – Software & Services – 12.09% – Continued
Rocket Software, Inc.
Senior Secured First Lien Term Loan
4.334% (1 Month LIBOR USD + 4.25%),
11/28/2025 (a)	$796,682	$791,257
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 4.25%,
0.500% Floor), 11/28/2025 (a)	219,284	218,782
Sabre GLBL, Inc.
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 12/17/2027 (a)	297,289	296,128
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.50%,
0.500% Floor), 12/17/2027 (a)	186,498	185,770
SCS Holdings I, Inc.,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
07/01/2026 (a)	633,552	634,081
SolarWinds Holdings, Inc.,
Senior Secured First Lien Term Loan
2.834% (1 Month LIBOR USD + 2.75%),
02/05/2024 (a)	774,411	767,813
TIBCO Software, Inc.
Senior Secured First Lien Term Loan
3.84% (1 Month LIBOR USD + 3.75%),
06/30/2026 (a)	1,893,053	1,884,781
Senior Secured Second Lien Term Loan
7.34% (1 Month LIBOR USD + 7.25%),
03/03/2028 (a)	263,000	266,353
TierPoint, LLC,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 05/05/2026 (a)	439,429	440,803
UKG, Inc.
Senior Secured First Lien Term Loan
3.834% (1 Month LIBOR USD + 3.75%),
05/04/2026 (a)	734,020	736,284
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 05/04/2026 (a)	509,584	511,261

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Technology – Software & Services – 12.09% – Continued
VM Consolidated, Inc.,
Senior Secured First Lien Term Loan
3.417% (3 Month LIBOR USD + 3.25%),
03/24/2028 (a)	$1,299,039	$1,298,773
VS Buyer, LLC,
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
02/26/2027 (a)	927,870	928,450
WEX, Inc.,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
03/31/2028 (a)	713,415	711,385
Zelis Cost Management Buyer, Inc.,
Senior Secured First Lien Term Loan
3.586% (1 Month LIBOR USD + 3.50%),
09/30/2026 (a)	997,487	994,595
		34,768,537
Technology Hardware – 0.78%
Avaya, Inc.,
Senior Secured First Lien Term Loan
4.084% (1 Month LIBOR USD + 4.00%),
12/15/2027 (a)	375,000	375,911
Ingram Micro, Inc.,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 06/30/2028 (a)	538,650	540,603
MaxLinear, Inc.,
Senior Secured First Lien Term Loan
2.75% (1 Month LIBOR USD + 2.25%,
0.500% Floor), 06/23/2028 (a)	438,429	437,425
MLN U.S. HoldCo, LLC,
Senior Secured First Lien Term Loan
4.583% (1 Month LIBOR USD + 4.50%),
11/28/2025 (a)	967,638	882,713
		2,236,652

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Telecommunication Services – Diversified – 4.19%
Cablevision Lightpath, LLC,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.25%,
0.500% Floor), 11/30/2027 (a)	$913,100	$915,154
Consolidated Communications, Inc.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 10/04/2027 (a)	933,868	936,278
Eagle Broadband Investments, LLC,
Senior Secured First Lien Term Loan
3.75% (3 Month LIBOR USD + 3.00%,
0.750% Floor), 11/12/2027 (a)	521,063	522,105
Flexential Intermediate Corp.,
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
08/01/2024 (a)	754,542	704,082
Lumen Technologies, Inc.,
Senior Secured First Lien Term Loan
2.334% (1 Month LIBOR USD + 2.25%),
03/15/2027 (a)	3,602,354	3,568,077
Masergy Holdings, Inc.,
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/15/2023 (a)	476,158	476,158
MTN Infrastructure TopCo, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/15/2024 (a)	434,250	433,979
Northwest Fiber, LLC,
Senior Secured First Lien Term Loan
3.833% (1 Month LIBOR USD + 3.75%),
04/30/2027 (a)	394,602	394,700
Numericable U.S., LLC,
Senior Secured First Lien Term Loan
4.125% (3 Month LIBOR USD + 4.00%),
08/14/2026 (a)	559,481	558,782

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Telecommunication Services – Diversified – 4.19% – Continued
Voyage U.S., LLC,
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 07/20/2028 (a)	$481,000	$481,601
Zayo Group Holdings, Inc.,
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
03/09/2027 (a)	2,227,466	2,210,392
Ziggo Financing Partnership,
Senior Secured First Lien Term Loan
2.584% (1 Month LIBOR USD + 2.50%),
04/28/2028 (a)	845,000	839,131
		12,040,439
Telecommunication Services – Wireless – 0.19%
CCI Buyer, Inc.,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 12/17/2027 (a)	542,275	544,365

Transportation – 1.85%
Atlas CC Acquisition Corp.
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	782,789	786,757
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 05/25/2028 (a)	159,211	160,018
Brown Group Holding, LLC,
Senior Secured First Lien Term Loan
3.25% (3 Month LIBOR USD + 2.75%,
0.500% Floor), 06/07/2028 (a)	467,191	467,446
Hertz Corp.
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 06/30/2028 (a)	386,087	386,873
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.50%,
0.500% Floor), 06/30/2028 (a)	72,945	73,093

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Transportation – 1.85% – Continued
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/24/2026 (a)	$624,736	$625,083
PODS, LLC,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 03/31/2028 (a)	986,045	987,895
Uber Technologies, Inc.
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
04/04/2025 (a)	908,050	909,499
Senior Secured First Lien Term Loan
3.584% (1 Month LIBOR USD + 3.50%),
02/25/2027 (a)	336,192	336,613
WWEX UNI TopCo Holdings, LLC,
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.25%,
0.750% Floor), 07/26/2028 (a)	573,000	575,547
		5,308,824
Utilities – Power – 0.65%
Calpine Construction Finance Co., L.P.,
Senior Secured First Lien Term Loan
2.085% (1 Month LIBOR USD + 2.00%),
01/15/2025 (a)	844,196	835,670
Calpine Corp.,
Senior Secured First Lien Term Loan
2.59% (1 Month LIBOR USD + 2.50%),
12/16/2027 (a)	377,150	376,726
Eastern Power, LLC,
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 10/02/2025 (a)	207,977	185,724

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 88.33% – Continued

Utilities – Power – 0.65% – Continued
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	$484,942	$402,536
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	27,351	22,704
New Frontera Holdings, LLC,
Senior Secured Second Lien Term Loan
3.75% (Prime Rate + 0.50%,
1.000% Floor), 07/28/2028 (a)	57,484	32,622
		1,855,982
TOTAL BANK LOANS
(Cost $253,674,899)		254,051,024

CORPORATE BONDS – 9.39% (e)

Aerospace & Defense – 0.23%
Moog, Inc. 4.25%, 12/15/2027 (f)	640,000	658,400

Automotive – 0.41%
Ford Motor Co.
8.50%, 04/21/2023	515,000	567,113
9.00%, 04/22/2025	505,000	607,525
		1,174,638
Commercial Services – 0.48%
Garda World Security Corp.
4.625%, 02/15/2027 (c)(f)	710,000	710,887
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (f)	625,000	657,169
		1,368,056
Construction & Engineering – 0.23%
Pike Corp. 5.50%, 09/01/2028 (f)	638,000	651,006

Environmental Services – 0.29%
GFL Environmental, Inc.
4.00%, 08/01/2028 (c)(f)	541,000	537,619
Stericycle, Inc. 5.375%, 07/15/2024 (f)	295,000	302,894
		840,513

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 9.39% (e) – Continued

Healthcare – Equipment & Supplies – 0.18%
Change Healthcare Holdings, LLC / Change
Healthcare Finance, Inc.
5.75%, 03/01/2025 (f)	$515,000	$519,506

Healthcare – Facilities – 0.41%
Legacy LifePoint Health, LLC
4.375%, 02/15/2027 (f)	370,000	368,539
Tenet Healthcare Corp.
7.50%, 04/01/2025 (f)	189,000	200,813
4.625%, 06/15/2028 (f)	600,000	622,472
		1,191,824
Healthcare – Life Sciences – 0.27%
Avantor Funding, Inc.
4.625%, 07/15/2028 (f)	740,000	779,812

Healthcare – Pharmaceuticals & Biotechnology – 0.58%
Bausch Health Cos., Inc.
6.125%, 04/15/2025 (c)(f)	410,000	418,721
5.50%, 11/01/2025 (c)(f)	775,000	787,593
HCRX Investments Holdco, L.P.
4.50%, 08/01/2029 (f)	453,000	455,834
		1,662,148
Healthcare – Reits – 0.48%
Diversified Healthcare Trust
9.75%, 06/15/2025	800,000	873,000
MPT Operating Partnership, L.P. / MPT
Finance Corp. 3.50%, 03/15/2031	505,000	515,731
		1,388,731
Industrial Machinery – 0.18%
WESCO Distribution, Inc.
7.125%, 06/15/2025 (f)	490,000	524,829

Leisure – Casinos & Gaming – 1.13%
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (f)	885,000	932,797

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 9.39% (e) – Continued

Leisure – Casinos & Gaming – 1.13% – Continued
Premier Entertainment Sub, LLC / Premier
Entertainment Finance Corp.
5.625%, 09/01/2029 (f)	$561,000	$567,353
5.875%, 09/01/2031 (f)	562,000	568,483
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (f)	1,145,000	1,169,331
		3,237,964
Leisure – Restaurants – 0.30%
CEC Entertainment, LLC
6.75%, 05/01/2026 (f)	850,000	853,188

Media – Cable & Satellite – 1.58%
Block Communications, Inc.
4.875%, 03/01/2028 (f)	960,000	983,496
DISH DBS Corp. 5.875%, 07/15/2022	1,450,000	1,494,587
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	1,150,000	1,298,063
6.625%, 08/01/2026	675,000	768,337
		4,544,483
Media – Diversified – 0.16%
Match Group Holdings II, LLC
4.625%, 06/01/2028 (f)	438,000	457,163

Metals & Mining – 0.09%
GrafTech Finance, Inc.
4.625%, 12/15/2028 (f)	255,000	262,013

Retail – Food & Drug – 0.17%
U.S. Foods, Inc. 6.25%, 04/15/2025 (f)	465,000	488,343

Retailing – 0.40%
QVC, Inc.
4.85%, 04/01/2024	730,000	789,312
4.75%, 02/15/2027	350,000	371,438
		1,160,750

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 9.39% (e) – Continued

Technology – Software & Services – 0.95%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (f)	$385,000	$411,469
Elastic N.V. 4.125%, 07/15/2029 (c)(f)	844,000	849,274
NortonLifeLock, Inc. 5.00%, 04/15/2025 (f)	750,000	762,893
Rackspace Technology Global, Inc.
3.50%, 02/15/2028 (f)	735,000	710,392
		2,734,028
Technology Hardware – 0.29%
Dell International, LLC / EMC Corp.
5.85%, 07/15/2025	220,000	255,992
Diebold Nixdorf, Inc. 9.375%, 07/15/2025 (f)	530,000	580,684
		836,676
Telecommunication Services – Diversified – 0.58%
Frontier Communications Holdings, LLC
5.00%, 05/01/2028 (f)	1,000,000	1,051,250
Northwest Fiber, LLC / Northwest Fiber
Finance Sub, Inc. 6.00%, 02/15/2028 (f)	622,000	619,568
		1,670,818
TOTAL CORPORATE BONDS
(Cost $25,960,123)		27,004,889

	Shares
EQUITIES – 0.22%

Media – Broadcasting – 0.04%
Cumulus Media, Inc. (b)	8,437	103,353

Media – Entertainment – 0.18%
Cirque Du Soleil (b)	59,645	517,062

Utilities – Power – 0.00%
Frontera Generation Holdings, LLC (b)(h)	479	1,048
TOTAL EQUITIES
(Cost $286,630)		621,463

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

		Fair
	Shares	Value
WARRANTS – 0.01%

Media – Entertainment – 0.01%
Crown Finance U.S., Inc.	98,930	$41,056
TOTAL WARRANTS
(Cost $30,928)		41,056

MONEY MARKET FUND – 3.84%
First American Government Obligations
Fund – Class X, 0.03% (d)	11,043,910	11,043,910
TOTAL MONEY MARKET FUND
(Cost $11,043,910)		11,043,910
Total Investments (Cost $290,996,490) – 101.79%		292,762,342
Liabilities in Excess of Other Assets – (1.79%)		(5,147,577)
TOTAL NET ASSETS – 100.00%		$287,614,765

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2021.
(b)	Non-income producing security.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2021.
(e)	All or a portion is posted as collateral for delayed settlement securities.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2021, the value of these investments was $19,463,791 or 6.77% of total net assets.

(g)	Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(h)	Value determined using significant unobservable inputs.
(i)	All or a portion of the loan is unfunded.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2021 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Dell International, LLC / EMC Corp. 7.125%, 06/15/2024	1.97%
Verscend Escrow Corp. 9.75%, 08/15/2026	1.55%
Change Healthcare Holdings, LLC / Change Healthcare Finance, Inc.
5.75%, 03/01/2025	1.49%
Bausch Health Cos., Inc. 6.125%, 04/15/2025	1.45%
KAR Auction Services, Inc. 5.125%, 06/01/2025	1.21%
Bausch Health Cos., Inc. 9.00%, 12/15/2025	1.18%
Boxer Parent Co., Inc. 7.125%, 10/02/2025	1.11%
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026	1.07%
MPT Operating Partnership, L.P. / MPT Finance Corp.
5.25%, 08/01/2026	1.07%
AMC Networks, Inc. 4.75%, 08/01/2025	0.99%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2021.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f)

Aerospace & Defense – 2.10%
Howmet Aerospace, Inc.
5.125%, 10/01/2024	$2,800,000	$3,091,340
6.875%, 05/01/2025	92,000	107,757
TransDigm, Inc.
8.00%, 12/15/2025 (c)	3,620,000	3,864,350
6.25%, 03/15/2026 (c)	3,920,000	4,106,670
6.375%, 06/15/2026	9,925,000	10,251,632
TransDigm UK Holdings PLC
6.875%, 05/15/2026 (b)	4,031,000	4,242,627
Triumph Group, Inc.
8.875%, 06/01/2024 (c)	2,095,000	2,307,119
		27,971,495
Auto Retail – 0.17%
Penske Automotive Group, Inc.
3.50%, 09/01/2025	2,150,000	2,214,500

Automotive – 5.49%
Adient U.S., LLC 9.00%, 04/15/2025 (c)	2,870,000	3,103,187
American Axle & Manufacturing, Inc.
6.25%, 03/15/2026	2,585,000	2,659,319
Clarios Global, L.P.
6.75%, 05/15/2025 (b)(c)	549,000	579,881
Clarios Global, L.P. / Clarios U.S. Finance Co.
6.25%, 05/15/2026 (b)(c)	2,242,000	2,358,408
8.50%, 05/15/2027 (b)(c)	6,375,000	6,789,375
Dana Financing Luxembourg S.A.R.L.
5.75%, 04/15/2025 (b)(c)	3,720,000	3,841,458
Ford Motor Co.
8.50%, 04/21/2023	6,335,000	6,976,038
9.00%, 04/22/2025	1,869,000	2,248,444
Ford Motor Credit Co., LLC
1.36% (3 Month LIBOR USD + 1.235%),
02/15/2023 (a)	1,300,000	1,295,446
5.125%, 06/16/2025	625,000	679,688
3.375%, 11/13/2025	8,955,000	9,212,456
2.70%, 08/10/2026	4,195,000	4,208,634

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Automotive – 5.49% – Continued
Goodyear Tire & Rubber Co.
9.50%, 05/31/2025	$5,140,000	$5,647,575
5.00%, 05/31/2026	12,677,000	13,025,618
IHO Verwaltungs GmbH
4.75% Cash or 6.00% PIK,
09/15/2026 (b)(c)(g)	2,000,000	2,052,500
Jaguar Land Rover Automotive PLC
5.625%, 02/01/2023 (b)(c)	690,000	692,570
7.75%, 10/15/2025 (b)(c)	4,631,000	5,004,722
Meritor, Inc. 6.25%, 06/01/2025 (c)	2,520,000	2,652,174
		73,027,493
Building Products – 0.85%
Forterra Finance, LLC / FRTA Finance Corp.
6.50%, 07/15/2025 (c)	10,580,000	11,333,825

Chemicals – 3.94%
Avient Corp. 5.75%, 05/15/2025 (c)	6,211,000	6,552,605
Methanex Corp. 4.25%, 12/01/2024 (b)	4,976,000	5,258,562
NOVA Chemicals Corp.
4.875%, 06/01/2024 (b)(c)	8,470,000	8,861,737
OCI N.V. 5.25%, 11/01/2024 (b)(c)	12,450,000	12,821,633
Olin Corp. 9.50%, 06/01/2025 (c)	1,862,000	2,322,845
SPCM SA 3.125%, 03/15/2027 (b)(c)	3,980,000	3,989,751
Trinseo Materials Operating SCA / Trinseo
Materials Finance, Inc.
5.375%, 09/01/2025 (b)(c)	6,000,000	6,097,500
Tronox, Inc. 6.50%, 05/01/2025 (c)	6,177,000	6,491,533
		52,396,166
Commercial Services – 4.20%
Allied Universal Holdco, LLC / Allied
Universal Finance Corp.
6.625%, 07/15/2026 (c)	4,355,000	4,609,898
Aramark Services, Inc.
5.00%, 04/01/2025 (c)	1,800,000	1,844,460
6.375%, 05/01/2025 (c)	8,406,000	8,847,315
Brink’s Co. 5.50%, 07/15/2025 (c)	2,045,000	2,140,696

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Commercial Services – 4.20% – Continued
Camelot Finance SA
4.50%, 11/01/2026 (b)(c)	$2,775,000	$2,886,000
Dun & Bradstreet Corp.
6.875%, 08/15/2026 (c)	3,510,000	3,685,500
10.25%, 02/15/2027 (c)	3,350,000	3,608,519
Garda World Security Corp.
9.50%, 11/01/2027 (b)(c)	5,189,000	5,603,497
Iron Mountain, Inc. 4.875%, 09/15/2027 (c)	2,880,000	2,993,558
KAR Auction Services, Inc.
5.125%, 06/01/2025 (c)	15,855,000	16,053,188
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (c)	3,350,000	3,522,425
		55,795,056
Construction & Engineering – 0.29%
Picasso Finance Sub, Inc.
6.125%, 06/15/2025 (c)	3,679,000	3,894,737

Consumer Discretionary – 0.99%
Hanesbrands, Inc.
4.625%, 05/15/2024 (c)	5,255,000	5,546,810
5.375%, 05/15/2025 (c)	5,115,000	5,361,185
Newell Brands, Inc. 4.875%, 06/01/2025	2,075,000	2,292,771
		13,200,766
Consumer Non-Discretionary – 0.12%
Spectrum Brands, Inc. 5.75%, 07/15/2025	1,603,000	1,645,079

Environmental Services – 2.52%
Covanta Holding Corp.
5.875%, 07/01/2025	10,273,000	10,619,713
6.00%, 01/01/2027	1,385,000	1,437,464
GFL Environmental, Inc.
4.25%, 06/01/2025 (b)(c)	4,178,000	4,313,785
3.75%, 08/01/2025 (b)(c)	5,850,000	6,031,818
5.125%, 12/15/2026 (b)(c)	1,055,000	1,109,185
Stericycle, Inc. 5.375%, 07/15/2024 (c)	9,754,000	10,015,017
		33,526,982

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Financials – Consumer Finance – 1.80%
Ally Financial, Inc. 5.75%, 11/20/2025	$2,970,000	$3,396,439
goeasy, Ltd.
5.375%, 12/01/2024 (b)(c)	1,830,000	1,887,187
4.375%, 05/01/2026 (b)(c)	1,760,000	1,810,600
LFS Topco, LLC 5.875%, 10/15/2026 (c)	1,720,000	1,773,862
Navient Corp.
6.50%, 06/15/2022	3,696,000	3,820,740
5.50%, 01/25/2023	1,840,000	1,925,523
7.25%, 09/25/2023	3,275,000	3,575,547
OneMain Finance Corp.
6.125%, 05/15/2022	475,000	486,875
6.125%, 03/15/2024	4,000,000	4,279,000
8.875%, 06/01/2025	885,000	961,331
		23,917,104
Financials – Diversified – 0.75%
Blackstone Mortgage Trust, Inc.
3.75%, 01/15/2027 (c)	4,510,000	4,476,175
Starwood Property Trust, Inc.
5.00%, 12/15/2021	454,000	455,192
5.50%, 11/01/2023 (c)	3,043,000	3,195,850
3.625%, 07/15/2026 (c)	1,875,000	1,884,375
		10,011,592
Financials – Insurance – 0.93%
Acrisure, LLC / Acrisure Finance, Inc.
7.00%, 11/15/2025 (c)	5,075,000	5,174,179
10.125%, 08/01/2026 (c)	3,671,000	4,098,708
HUB International, Ltd.
7.00%, 05/01/2026 (c)	3,000,000	3,105,000
		12,377,887
Financials – Thrifts & Mortgages – 0.83%
PennyMac Financial Services, Inc.
5.375%, 10/15/2025 (c)	4,895,000	5,040,381
Rocket Mortgage, LLC / Rocket Mortgage
Co-Issuer, Inc. 2.875%, 10/15/2026 (c)	3,850,000	3,825,937
United Wholesale Mortgage, LLC
5.50%, 11/15/2025 (c)	2,125,000	2,144,720
		11,011,038

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Food & Beverage – 1.23%
B&G Foods, Inc. 5.25%, 04/01/2025	$9,088,000	$9,316,109
Post Holdings, Inc. 5.75%, 03/01/2027 (c)	6,773,000	7,044,868
		16,360,977
Healthcare – Equipment & Supplies – 2.12%
Change Healthcare Holdings, LLC / Change
Healthcare Finance, Inc.
5.75%, 03/01/2025 (c)	19,654,000	19,825,973
Ortho-Clinical Diagnostics, Inc. /
Ortho-Clinical Diagnostics SA
7.375%, 06/01/2025 (c)	7,871,000	8,316,144
		28,142,117
Healthcare – Facilities – 5.29%
Global Medical Response, Inc.
6.50%, 10/01/2025 (c)	3,450,000	3,570,750
HCA, Inc.
7.50%, 12/15/2023	2,505,000	2,844,778
8.36%, 04/15/2024	3,846,000	4,512,839
7.69%, 06/15/2025	658,000	792,271
7.58%, 09/15/2025	2,251,000	2,727,638
Legacy LifePoint Health, LLC
6.75%, 04/15/2025 (c)	6,231,000	6,560,075
Magellan Health, Inc.
4.90%, 09/22/2024 (d)	2,972,000	3,269,200
ModivCare, Inc. 5.875%, 11/15/2025 (c)	3,285,000	3,477,994
RegionalCare Hospital Partners
Holdings, Inc. / LifePoint Health, Inc.
9.75%, 12/01/2026 (c)	13,496,000	14,272,020
RP Escrow Issuer, LLC
5.25%, 12/15/2025 (c)	8,430,000	8,683,363
Surgery Center Holdings, Inc.
6.75%, 07/01/2025 (c)	6,193,000	6,309,119
Tenet Healthcare Corp.
6.75%, 06/15/2023	5,475,000	5,908,894
4.625%, 07/15/2024	656,000	666,660
4.625%, 09/01/2024 (c)	5,360,000	5,487,300
7.50%, 04/01/2025 (c)	1,205,000	1,280,312
		70,363,213

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Healthcare – Life Sciences – 0.64%
IQVIA, Inc. 5.00%, 10/15/2026 (c)	$2,409,000	$2,471,923
Jaguar Holding Co. II / PPD
Development, L.P. 4.625%, 06/15/2025 (c)	5,747,000	5,976,880
		8,448,803
Healthcare – Managed Health Care – 1.56%
Verscend Escrow Corp.
9.75%, 08/15/2026 (c)	19,591,000	20,668,505

Healthcare – Pharmaceuticals & Biotechnology – 3.39%
Bausch Health Cos., Inc.
6.125%, 04/15/2025 (b)(c)	18,866,000	19,267,280
5.50%, 11/01/2025 (b)(c)	300,000	304,875
9.00%, 12/15/2025 (b)(c)	14,809,000	15,697,540
Teva Pharmaceutical Finance
Netherlands III B.V.
2.80%, 07/21/2023 (b)	8,375,000	8,335,554
6.00%, 04/15/2024 (b)	1,370,000	1,443,637
		45,048,886
Healthcare – Reits – 1.43%
Diversified Healthcare Trust
9.75%, 06/15/2025	4,360,000	4,757,850
MPT Operating Partnership, L.P. / MPT
Finance Corp. 5.25%, 08/01/2026	13,797,000	14,210,910
		18,968,760
Industrial Machinery – 1.59%
Colfax Corp. 6.375%, 02/15/2026 (c)	4,762,000	4,996,862
EnPro Industries, Inc. 5.75%, 10/15/2026	2,690,000	2,817,439
Hillenbrand, Inc. 5.75%, 06/15/2025	2,105,000	2,218,144
RBS Global, Inc. / Rexnord, LLC
4.875%, 12/15/2025 (c)	5,315,000	5,444,580
WESCO Distribution, Inc.
7.125%, 06/15/2025 (c)	5,307,000	5,684,221
		21,161,246

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Leisure – Casinos & Gaming – 4.77%
Boyd Gaming Corp.
8.625%, 06/01/2025 (c)	$6,585,000	$7,144,725
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (c)	7,140,000	7,525,614
Caesars Resort Collection, LLC / CRC
Finco, Inc. 5.75%, 07/01/2025 (c)	1,875,000	1,973,437
International Game Technology PLC
6.50%, 02/15/2025 (b)(c)	11,380,000	12,713,736
4.125%, 04/15/2026 (b)(c)	2,550,000	2,653,581
MGM Growth Properties Operating
Partnership, L.P. / MGP Finance Co-Issuer, Inc.
5.625%, 05/01/2024	1,515,000	1,649,457
4.625%, 06/15/2025 (c)	3,227,000	3,481,126
MGM Resorts International
7.75%, 03/15/2022	4,629,000	4,750,511
6.00%, 03/15/2023	6,128,000	6,486,182
6.75%, 05/01/2025	1,335,000	1,408,425
Scientific Games International, Inc.
8.625%, 07/01/2025 (c)	5,355,000	5,805,807
5.00%, 10/15/2025 (c)	5,719,000	5,890,570
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (c)	1,865,000	1,904,631
		63,387,802
Leisure – Hotels – 3.91%
Hilton Domestic Operating Co., Inc.
5.375%, 05/01/2025 (c)	1,510,000	1,579,837
Marriott International, Inc.
5.75%, 05/01/2025 (d)	275,000	314,534
Marriott Ownership Resorts, Inc.
6.125%, 09/15/2025 (c)	4,395,000	4,647,713
RLJ Lodging Trust, L.P.
3.75%, 07/01/2026 (c)	3,187,000	3,206,919
Royal Caribbean Cruises, Ltd.
10.875%, 06/01/2023 (b)(c)	5,946,000	6,666,952
11.50%, 06/01/2025 (b)(c)	1,834,000	2,094,887

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Leisure – Hotels – 3.91% – Continued
Service Properties Trust
5.00%, 08/15/2022	$5,460,000	$5,507,775
4.35%, 10/01/2024	3,705,000	3,755,944
7.50%, 09/15/2025	3,820,000	4,294,683
Six Flags Theme Parks, Inc.
7.00%, 07/01/2025 (c)	629,000	670,671
Travel + Leisure Co.
4.25%, 03/01/2022	1,060,000	1,062,904
3.90%, 03/01/2023	1,715,000	1,760,019
5.65%, 04/01/2024 (d)	435,000	470,483
TripAdvisor, Inc. 7.00%, 07/15/2025 (c)	9,793,000	10,392,821
Vail Resorts, Inc. 6.25%, 05/15/2025 (c)	5,180,000	5,484,325
		51,910,467
Leisure – Restaurants – 1.62%
1011778 B.C., ULC / New Red Finance, Inc.
5.75%, 04/15/2025 (b)(c)	2,800,000	2,943,080
IRB Holding Corp.
7.00%, 06/15/2025 (c)	5,365,000	5,693,606
6.75%, 02/15/2026 (c)	4,394,000	4,520,328
Yum! Brands, Inc. 7.75%, 04/01/2025 (c)	7,877,000	8,438,394
		21,595,408
Media – Broadcasting – 3.36%
AMC Networks, Inc.
5.00%, 04/01/2024	3,277,000	3,323,648
4.75%, 08/01/2025	12,817,000	13,153,446
Gray Television, Inc.
5.875%, 07/15/2026 (c)	6,285,000	6,495,548
Nexstar Media, Inc. 5.625%, 07/15/2027 (c)	701,000	743,270
TEGNA, Inc.
5.50%, 09/15/2024 (c)	1,812,000	1,836,716
4.75%, 03/15/2026 (c)	3,145,000	3,284,559
Univision Communications, Inc.
5.125%, 02/15/2025 (c)	9,378,000	9,530,393
6.625%, 06/01/2027 (c)	5,830,000	6,340,125
		44,707,705

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Media – Cable & Satellite – 5.71%
C&W Senior Financing DAC
7.50%, 10/15/2026 (b)(c)	$1,365,000	$1,417,361
CCO Holdings, LLC / CCO Holdings
Capital Corp. 5.50%, 05/01/2026 (c)	9,411,000	9,717,140
Connect Finco S.A.R.L. / Connect
U.S. Finco, LLC 6.75%, 10/01/2026 (b)(c)	2,500,000	2,618,900
CSC Holdings, LLC
6.75%, 11/15/2021	800,000	803,000
5.875%, 09/15/2022	4,933,000	5,111,821
5.50%, 04/15/2027 (c)	7,117,000	7,403,246
DISH DBS Corp.
5.875%, 07/15/2022	3,375,000	3,478,781
5.875%, 11/15/2024	2,030,000	2,185,356
7.75%, 07/01/2026	5,000,000	5,650,000
Hughes Satellite Systems Corp.
6.625%, 08/01/2026	3,425,000	3,898,600
Quebecor Media, Inc.
5.75%, 01/15/2023 (b)	7,165,000	7,585,944
Sirius XM Radio, Inc.
3.125%, 09/01/2026 (c)	5,659,000	5,743,885
5.00%, 08/01/2027 (c)	3,175,000	3,321,844
SSL Robotics, LLC 9.75%, 12/31/2023 (c)	8,919,000	9,677,115
Telesat Canada / Telesat, LLC
5.625%, 12/06/2026 (b)(c)	2,065,000	1,985,053
Viasat, Inc. 5.625%, 09/15/2025 (c)	5,273,000	5,350,419
		75,948,465
Media – Diversified – 1.64%
Meredith Corp.
6.50%, 07/01/2025	1,260,000	1,350,367
6.875%, 02/01/2026	6,160,000	6,367,900
Nielsen Co. Luxembourg S.A.R.L.
5.00%, 02/01/2025 (b)(c)	10,442,000	10,703,050
Outfront Media Capital, LLC / Outfront
Media Capital Corp. 6.25%, 06/15/2025 (c)	3,211,000	3,395,633
		21,816,950

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Media – Entertainment – 0.40%
Live Nation Entertainment, Inc.
5.625%, 03/15/2026 (c)	$4,660,000	$4,830,626
Netflix, Inc. 5.50%, 02/15/2022	455,000	462,940
		5,293,566
Metals & Mining – 1.34%
Constellium SE 5.875%, 02/15/2026 (b)(c)	2,690,000	2,734,748
FMG Resources August 2006 Pty, Ltd.
5.125%, 05/15/2024 (b)(c)	5,000,000	5,345,250
Grinding Media, Inc. / Moly-Cop
AltaSteel, Ltd. 7.375%, 12/15/2023 (c)	5,499,000	5,608,980
Novelis Corp. 3.25%, 11/15/2026 (c)	4,055,000	4,117,772
		17,806,750
Midstream – Storage & Transport – 2.57%
Buckeye Partners, L.P.
4.15%, 07/01/2023	2,507,000	2,586,372
4.35%, 10/15/2024	1,405,000	1,479,577
4.125%, 03/01/2025 (c)	3,625,000	3,760,974
DCP Midstream Operating, L.P.
4.95%, 04/01/2022	2,000,000	2,014,250
3.875%, 03/15/2023	850,000	871,552
EQM Midstream Partners, L.P.
4.75%, 07/15/2023	1,305,000	1,364,443
6.00%, 07/01/2025 (c)	1,945,000	2,134,540
NGL Energy Operating, LLC / NGL Energy
Finance Corp. 7.50%, 02/01/2026 (c)	1,630,000	1,662,885
NGL Energy Partners, L.P. / NGL Energy
Finance Corp. 7.50%, 11/01/2023	3,000,000	2,920,245
NuStar Logistics, L.P.
4.75%, 02/01/2022	1,840,000	1,850,028
5.75%, 10/01/2025	1,900,000	2,054,888
Rattler Midstream, L.P.
5.625%, 07/15/2025 (c)	2,525,000	2,632,438
Sunoco, L.P. / Sunoco Finance Corp.
5.50%, 02/15/2026	4,484,000	4,579,733
6.00%, 04/15/2027	2,341,000	2,440,493
Tallgrass Energy Partners, L.P. / Tallgrass
Energy Finance Corp. 7.50%, 10/01/2025 (c)	1,610,000	1,744,838
		34,097,256

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Packaging – 3.61%
ARD Finance SA 6.50%, 06/30/2027 (b)(c)	$2,110,000	$2,241,875
Ardagh Packaging Finance PLC / Ardagh
Holdings U.S.A., Inc.
5.25%, 04/30/2025 (b)(c)	7,130,000	7,454,629
4.125%, 08/15/2026 (b)(c)	4,340,000	4,507,871
CANPACK SA / Eastern PA Land Investment
Holding, LLC 3.125%, 11/01/2025 (b)(c)	3,075,000	3,130,411
Crown Americas, LLC / Crown Americas
Capital Corp. IV 4.50%, 01/15/2023	2,525,000	2,651,881
Crown Americas, LLC / Crown Americas
Capital Corp. VI 4.75%, 02/01/2026	4,650,000	4,798,103
Flex Acquisition Co., Inc.
6.875%, 01/15/2025 (c)	6,020,000	6,102,775
7.875%, 07/15/2026 (c)	6,075,000	6,355,969
Graphic Packaging International, LLC
4.875%, 11/15/2022	469,000	484,988
LABL, Inc.
6.75%, 07/15/2026 (c)	5,110,000	5,371,888
10.50%, 07/15/2027 (c)	1,391,000	1,501,021
Sealed Air Corp. 5.125%, 12/01/2024 (c)	2,030,000	2,208,985
Silgan Holdings, Inc. 4.75%, 03/15/2025	1,092,000	1,108,380
		47,918,776
Paper & Forest Products – 0.31%
Mercer International, Inc.
5.50%, 01/15/2026	3,969,000	4,058,302

Real Estate – Homebuilding – 0.15%
TRI Pointe Group, Inc. / TRI Pointe
Homes, Inc. 5.875%, 06/15/2024	1,860,000	2,048,325

Real Estate – Management – 0.96%
Greystar Real Estate Partners, LLC
5.75%, 12/01/2025 (c)	2,848,000	2,896,687
Newmark Group, Inc. 6.125%, 11/15/2023	2,920,000	3,157,250
Realogy Group, LLC / Realogy Co-Issuer
Corp. 7.625%, 06/15/2025 (c)	6,275,000	6,698,562
		12,752,499

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Retail – Food & Drug – 1.19%
Albertsons Cos., Inc. / Safeway, Inc. / New
Albertsons, L.P. / Albertsons, LLC
3.50%, 02/15/2023 (c)	$2,030,000	$2,078,497
5.75%, 03/15/2025	806,000	823,047
3.25%, 03/15/2026 (c)	3,565,000	3,626,336
7.50%, 03/15/2026 (c)	4,117,000	4,451,506
U.S. Foods, Inc. 6.25%, 04/15/2025 (c)	4,560,000	4,788,912
		15,768,298
Retailing – 1.30%
QVC, Inc.
4.375%, 03/15/2023	8,593,000	8,973,240
4.45%, 02/15/2025	7,731,000	8,281,834
		17,255,074
Technology – Software & Services – 4.58%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (c)	13,778,000	14,725,237
9.125%, 03/01/2026 (c)	2,160,000	2,270,916
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026 (c)	4,585,000	4,722,550
NCR Corp. 5.75%, 09/01/2027 (c)	6,805,000	7,190,980
NortonLifeLock, Inc.
3.95%, 06/15/2022	1,400,000	1,418,130
5.00%, 04/15/2025 (c)	11,970,000	12,175,764
Nuance Communications, Inc.
5.625%, 12/15/2026	2,230,000	2,310,837
Open Text Corp. 5.875%, 06/01/2026 (b)(c)	1,715,000	1,777,169
PTC, Inc. 3.625%, 02/15/2025 (c)	1,510,000	1,534,538
Sabre GLBL, Inc.
9.25%, 04/15/2025 (c)	5,235,000	6,057,104
7.375%, 09/01/2025 (c)	1,070,000	1,143,509
Shift4 Payments, LLC / Shift4 Payments
Finance Sub, Inc. 4.625%, 11/01/2026 (c)	3,636,000	3,799,620
Square, Inc. 2.75%, 06/01/2026 (c)	1,790,000	1,816,761
		60,943,115

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Technology Hardware – 4.72%
CDW, LLC / CDW Finance Corp.
4.125%, 05/01/2025	$3,945,000	$4,092,937
CommScope, Inc. 6.00%, 03/01/2026 (c)	3,030,000	3,162,047
CommScope Technologies, LLC
6.00%, 06/15/2025 (c)	6,881,000	6,989,445
Dell International, LLC / EMC Corp.
7.125%, 06/15/2024 (c)	25,521,000	26,133,504
Diebold Nixdorf, Inc.
8.50%, 04/15/2024	6,925,000	7,084,171
9.375%, 07/15/2025 (c)	8,882,000	9,731,386
Microchip Technology, Inc.
4.25%, 09/01/2025	2,755,000	2,881,159
Seagate HDD Cayman 4.75%, 06/01/2023 (b)	611,000	648,424
Western Digital Corp. 4.75%, 02/15/2026	1,875,000	2,080,687
		62,803,760
Telecommunication Services – Diversified – 3.77%
Altice France SA
7.375%, 05/01/2026 (b)(c)	4,945,000	5,137,657
8.125%, 02/01/2027 (b)(c)	5,323,000	5,734,202
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (c)	1,268,000	1,275,925
3.50%, 05/01/2026 (c)	2,175,000	2,207,625
Level 3 Financing, Inc.
5.375%, 05/01/2025	8,253,000	8,441,272
5.25%, 03/15/2026	4,678,000	4,833,543
Lumen Technologies, Inc.
5.80%, 03/15/2022	1,715,000	1,749,729
6.75%, 12/01/2023	3,310,000	3,632,725
7.50%, 04/01/2024	4,290,000	4,756,537
5.625%, 04/01/2025	2,405,000	2,618,444
5.125%, 12/15/2026 (c)	188,000	195,285
Northwest Fiber, LLC / Northwest Fiber
Finance Sub, Inc. 4.75%, 04/30/2027 (c)	2,190,000	2,190,000
SBA Communications Corp.
4.875%, 09/01/2024	7,247,000	7,382,084
		50,155,028

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 93.43% (f) – Continued

Telecommunication Services – Wireless – 0.76%
Sprint Corp.
7.875%, 09/15/2023	$5,420,000	$6,063,625
7.125%, 06/15/2024	3,500,000	3,988,075
		10,051,700
Transportation – 1.61%
Uber Technologies, Inc.
7.50%, 05/15/2025 (c)	4,010,000	4,279,673
8.00%, 11/01/2026 (c)	4,380,000	4,634,588
7.50%, 09/15/2027 (c)	1,275,000	1,393,734
XPO Logistics, Inc. 6.25%, 05/01/2025 (c)	10,540,000	11,126,340
		21,434,335
Utilities – Power – 2.12%
Calpine Corp. 5.25%, 06/01/2026 (c)	4,355,000	4,485,563
NextEra Energy Operating Partners, L.P.
4.25%, 07/15/2024 (c)	7,808,000	8,287,801
4.25%, 09/15/2024 (c)	72,000	76,223
TerraForm Power Operating, LLC
4.25%, 01/31/2023 (c)	3,940,000	4,055,363
Vistra Operations Co., LLC
5.50%, 09/01/2026 (c)	1,425,000	1,465,898
5.625%, 02/15/2027 (c)	9,446,000	9,788,984
		28,159,832
Utilities – Propane – 0.80%
AmeriGas Partners, L.P. / AmeriGas
Finance Corp. 5.625%, 05/20/2024	5,101,000	5,547,337
Ferrellgas, L.P. / Ferrellgas Finance Corp.
5.375%, 04/01/2026 (c)	5,206,000	5,095,477
		10,642,814
TOTAL CORPORATE BONDS
(Cost $1,231,021,476)		1,242,042,454

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 2.51%

Aerospace & Defense – 0.13%
Transdigm, Inc., Senior Secured
First Lien Term Loan 2.335% (1 Month
LIBOR USD + 2.25%), 12/09/2025 (a)	$1,760,426	$1,741,079

Chemicals – 0.06%
PQ Performance Chemicals, Senior Secured
First Lien Term Loan 4.25% (6 Month
LIBOR USD + 3.50%, 0.750% Floor),
08/02/2028 (a)	770,000	772,406

Commercial Services – 0.15%
Indy U.S. BIDCO, LLC, Senior Secured
First Lien Term Loan 4.084% (1 Month
LIBOR USD + 4.00%), 03/06/2028 (a)	1,069,625	1,073,449
IRI Holdings, Inc., Senior Secured
First Lien Term Loan 4.334% (1 Month
LIBOR USD + 4.25%), 12/01/2025 (a)	695,338	695,772
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 2.834% (1 Month
LIBOR USD + 2.75%), 05/01/2024 (a)	189,875	189,994
		1,959,215
Financials – Insurance – 0.15%
Asurion, LLC
Senior Secured First Lien Term Loan
3.209% (1 Month LIBOR USD + 3.125%),
11/03/2023 (a)	105,390	104,918
Senior Secured First Lien Term Loan
3.084% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	1,451,250	1,437,645
Senior Secured First Lien Term Loan
3.334% (1 Month LIBOR USD + 3.25%),
12/23/2026 (a)	422,510	416,775
		1,959,338
Food & Beverage – 0.12%
Triton Water Holdings, Inc., Senior Secured
First Lien Term Loan 4.00% (3 Month
LIBOR USD + 3.50%, 0.500% Floor),
03/31/2028 (a)	1,546,125	1,546,032

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 2.51% – Continued

Healthcare – Equipment & Supplies – 0.06%
athenahealth, Inc., Senior Secured
First Lien Term Loan 4.377% (3 Month
LIBOR USD + 4.25%), 02/11/2026 (a)	$736,300	$739,337

Healthcare – Facilities – 0.15%
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
3.834% (1 Month LIBOR USD + 3.75%),
11/14/2025 (a)	1,980,643	1,980,297

Healthcare – Pharmaceuticals & Biotechnology – 0.13%
Bausch Health Cos. Inc., Senior Secured
First Lien Term Loan 2.834% (1 Month
LIBOR USD + 2.75%), 11/27/2025 (a)	1,736,149	1,733,440

Media – Broadcasting – 0.07%
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	941,968	942,491

Media – Cable & Satellite – 0.07%
GCI Holdings, Inc., Senior Secured
First Lien Term Loan 3.50% (1 Month
LIBOR USD + 2.75%, 0.750% Floor),
10/15/2025 (a)	973,215	973,521

Media – Entertainment – 0.25%
Delta 2 (Lux) S.A.R.L., Senior Secured
First Lien Term Loan 3.50% (1 Month
LIBOR USD + 2.50%, 1.000% Floor),
02/01/2024 (a)	1,625,890	1,624,109
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
2.84% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	1,766,653	1,735,896
		3,360,005

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

	Principal	Fair
	Amount	Value
BANK LOANS – 2.51% – Continued

Technology – Software & Services – 1.07%
Almonde, Inc., Senior Secured
First Lien Term Loan 4.50% (6 Month
LIBOR USD + 3.50%, 1.000% Floor),
06/13/2024 (a)	$4,835,078	$4,802,997
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
4.09% (1 Month LIBOR USD + 4.00%),
04/26/2024 (a)	585,575	586,047
RealPage, Inc., Senior Secured
First Lien Term Loan 3.75% (1 Month
LIBOR USD + 3.25%, 0.500% Floor),
04/24/2028 (a)	1,315,000	1,312,396
TIBCO Software, Inc.
Senior Secured First Lien Term Loan
4.00% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 05/04/2026 (a)	1,683,032	1,688,569
Senior Secured First Lien Term Loan
3.84% (1 Month LIBOR USD + 3.75%),
06/30/2026 (a)	2,705,569	2,693,746
Senior Secured Second Lien Term Loan
7.34% (1 Month LIBOR USD + 7.25%),
03/03/2028 (a)	3,140,000	3,180,035
		14,263,790
Transportation – 0.10%
Kenan Advantage Group, Inc.,
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 03/24/2026 (a)	1,373,130	1,373,892
TOTAL BANK LOANS
(Cost $33,010,198)		33,344,843

CONVERTIBLE BOND – 0.30%

Financials – Diversified – 0.30%
Blackstone Mortgage Trust, Inc.
4.75%, 03/15/2023	3,845,000	3,948,138
TOTAL CONVERTIBLE BOND
(Cost $3,948,229)		3,948,138

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2021

		Fair
	Shares	Value
MONEY MARKET FUND – 2.76%
First American Government Obligations
Fund – Class X, 0.03% (e)	36,678,912	$36,678,912
TOTAL MONEY MARKET FUND
(Cost $36,678,912)		36,678,912
Total Investments (Cost $1,304,658,815) – 99.00%		1,316,014,347
Other Assets in Excess of Liabilities – 1.00%		13,384,296
TOTAL NET ASSETS – 100.00%		$1,329,398,643

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2021.
(b)	U.S. traded security of a foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2021, the value of these investments was $859,295,855 or 64.64% of total net assets.

(d)	Step-up bond; pays one interest rate for a certain period and a different rate thereafter. The interest rates presented are the rates in effect as of September 30, 2021.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2021.
(f)	All or a portion is posted as collateral for delayed settlement securities.
(g)	Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2021

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $290,996,490
and $1,304,658,815, respectively)	$292,762,342	$1,316,014,347
Cash	4,629,005	192,624
Receivables
Securities sold	6,685,022	14,744,372
Interest	813,001	20,546,306
Fund shares sold	192,646	4,676,176
Prepaid expenses	32,813	65,666
Total assets	305,114,829	1,356,239,491
LIABILITIES:
Payables
Securities purchased	17,037,118	22,727,617
Fund shares redeemed	147,054	1,600,971
Distributions payable	121,798	1,546,509
Administration and accounting expenses	73,407	154,045
Advisory fees (Note 4)	67,259	569,760
Audit	25,750	28,850
Transfer agent fees and expenses	16,388	24,083
Compliance fees	2,084	2,084
Printing and mailing	5,116	12,675
Legal	920	920
Shareholder servicing fees	824	57,452
12b-1 distribution fees	—	103,048
Custody fees	1,497	11,442
Other accrued expenses and other liabilities	849	1,392
Total liabilities	17,500,064	26,840,848
NET ASSETS	$287,614,765	$1,329,398,643
NET ASSETS CONSIST OF:
Capital stock	$300,528,772	$1,328,124,640
Total distributable earnings/(deficit)	(12,914,007)	1,274,003
Total net assets	$287,614,765	$1,329,398,643

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2021

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$20,579,658
Shares issued and outstanding	—	2,039,974
Net asset value, redemption price per share	—	$10.09
Maximum offering price per share
(net asset value divided by 97.00%)	—	$10.40
Class C:
Net assets applicable to outstanding Class C shares	—	$16,546,008
Shares issued and outstanding	—	1,645,009
Net asset value and offering price per share (Note 1)	—	$10.06
Class F:
Net assets applicable to outstanding
Class F shares	$10,311,809	$671,520,137
Shares issued and outstanding	1,085,757	66,719,095
Net asset value, offering price
and redemption price per share	$9.50	$10.06
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$277,302,956	$620,752,840
Shares issued and outstanding	29,196,727	61,615,749
Net asset value, offering price
and redemption price per share	$9.50	$10.07

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2021

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$10,025,668	$38,233,830
Consent and term loan fee income	208,811	92,340
Total investment income	10,234,479	38,326,170
EXPENSES:
Investment advisory fees (Note 4)	1,344,355	5,916,873
Administration and accounting fees (Note 4)	440,901	801,388
Transfer agent fees and expenses (Note 4)	106,795	145,605
Federal and state registration fees	48,063	97,046
Audit fees	25,750	28,850
Reports to shareholders	17,582	37,519
Trustee fees and expenses	16,112	22,271
Custody fees (Note 4)	15,830	65,092
Chief Compliance Officer fees (Note 4)	12,500	12,500
Legal fees	7,872	7,868
Miscellaneous expenses	6,976	13,410
Insurance expense	4,976	11,264
Service fees – Class A (Note 6)	—	11,404
Service fees – Class C (Note 6)	—	8,932
Service fees – Class F (Note 6)	5,081	484,357
12b-1 distribution fees – Class A (Note 5)	—	47,528
12b-1 distribution fees – Class C (Note 5)	—	151,608
Total expenses before advisory fee waiver	2,052,793	7,863,515
Advisory fee waiver by Advisor (Note 4)	(595,808)	(167,019)
Net expenses	1,456,985	7,696,496
NET INVESTMENT INCOME	8,777,494	30,629,674
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	(676,924)	5,585,814
Change in unrealized appreciation/(depreciation)
on investments	8,636,131	6,868,229
Net realized and unrealized gain on investments	7,959,207	12,454,043
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$16,736,701	$43,083,717

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
OPERATIONS:
Net investment income	$8,777,494	$9,907,960
Net realized loss on investments	(676,924)	(7,617,361)
Change in unrealized appreciation/
(depreciation) on investments	8,636,131	(1,752,779)
Net increase in net assets resulting from operations	16,736,701	537,820
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(305,824)	(149,228)
Institutional Class	(8,537,284)	(10,139,959)
Total distributions	(8,843,108)	(10,289,187)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	16,777,131	1,724,755
Institutional Class	97,444,647	71,744,575
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	305,824	149,228
Institutional Class	7,403,022	8,706,362
Cost of shares redeemed:
Class F	(9,203,131)	(5,288,180)
Institutional Class	(66,133,275)	(68,492,522)
Redemption fees retained:
Class F	252	2,101
Institutional Class	7,857	13,728
Net increase in net assets derived
from capital share transactions	46,602,327	8,560,047
TOTAL INCREASE/(DECREASE) IN NET ASSETS	54,495,920	(1,191,320)
NET ASSETS:
Beginning of year	233,118,845	234,310,165
End of year	$287,614,765	$233,118,845
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	1,777,917	180,777
Institutional Class	10,361,173	7,891,147
Shares issued to holders as reinvestment of dividends:
Class F	32,348	16,137
Institutional Class	785,217	946,949
Shares redeemed:
Class F	(970,192)	(564,061)
Institutional Class	(6,986,097)	(7,689,729)
Net increase in shares outstanding	5,000,366	781,220

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
OPERATIONS:
Net investment income	$30,629,674	$21,003,332
Net realized gain/(loss) on investments	5,585,814	(12,374,139)
Change in unrealized appreciation/
(depreciation) on investments	6,868,229	(143,247)
Net increase in net assets
resulting from operations	43,083,717	8,485,946
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(492,038)	(485,774)
Class C	(277,719)	(298,414)
Class F	(15,435,007)	(11,552,496)
Institutional Class	(14,387,556)	(8,957,979)
Total distributions	(30,592,320)	(21,294,663)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	11,536,752	11,385,420
Class C	5,517,391	5,312,360
Class F	385,267,370	305,138,095
Institutional Class	457,256,845	105,724,050
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	195,102	162,643
Class C	92,000	101,339
Class F	4,324,978	2,945,174
Institutional Class	11,844,812	6,530,499
Cost of shares redeemed:
Class A	(7,364,434)	(8,805,455)
Class C	(2,899,332)	(2,982,142)
Class F	(172,048,580)	(145,522,879)
Institutional Class	(127,355,051)	(90,198,097)
Redemption fees retained:
Class A	184	70
Class C	145	53
Class F	5,109	5,711
Institutional Class	4,744	3,206
Net increase in net assets derived
from capital share transactions	566,378,035	189,800,047
TOTAL INCREASE IN NET ASSETS	578,869,432	176,991,330
NET ASSETS:
Beginning of year	750,529,211	573,537,881
End of year	$1,329,398,643	$750,529,211

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	1,145,662	1,144,796
Class C	549,390	534,658
Class F	38,311,511	30,900,003
Institutional Class	45,431,739	10,607,540
Shares issued to holders as
reinvestment of dividends:
Class A	19,389	16,430
Class C	9,169	10,271
Class F	430,561	298,409
Institutional Class	1,177,704	660,901
Shares redeemed:
Class A	(730,740)	(888,004)
Class C	(288,376)	(306,786)
Class F	(17,113,634)	(14,968,934)
Institutional Class	(12,636,025)	(9,403,370)
Net increase in shares outstanding	56,306,350	18,605,914

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F
						March 1, 2017*
	Year Ended September 30,					through
						September 30,
	2021		2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$9.22		$9.56	$9.80	$9.74	$9.82

Income from
investment operations:
Net investment income	0.30	(1)	0.41 (1)	0.50	0.44	0.22
Net realized and unrealized
gain/(loss) on investments	0.29		(0.34)	(0.24)	0.05	(0.08)
Total from
investment operations	0.59		0.07	0.26	0.49	0.14

Less distributions:
From net investment income	(0.31)		(0.42)	(0.50)	(0.43)	(0.22)
Total distributions	(0.31)		(0.42)	(0.50)	(0.43)	(0.22)

Redemption fees retained	0.00	(1)(2)	0.01 (1)	—	—	—

Net asset value, end of period	$9.50		$9.22	$9.56	$9.80	$9.74

TOTAL RETURN	6.44%		1.04%	2.69%	5.12%	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$10,312		$2,265	$5,856	$5,119	$688
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.82%		0.78%	0.77%	0.76%	0.81	%‡
After advisory fee waiver	0.60%		0.56%	0.57%	0.58%	0.64	%‡
Ratio of net investment income to
average net assets:
Before advisory fee waiver	2.92%		4.12%	4.93%	4.31%	3.81	%‡
After advisory fee waiver	3.14%		4.34%	5.13%	4.49%	3.98	%‡
Portfolio turnover rate	59%		47%	28%	51%	74	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2021		2020		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$9.22		$9.56		$9.80	$9.75	$9.69

Income from investment operations:
Net investment income	0.31	(1)	0.40	(1)	0.51	0.44	0.39
Net realized and unrealized
gain/(loss) on investments	0.28		(0.32)		(0.25)	0.04	0.06
Total from investment operations	0.59		0.08		0.26	0.48	0.45

Less distributions:
From net investment income	(0.31)		(0.42)		(0.50)	(0.43)	(0.39)
Total distributions	(0.31)		(0.42)		(0.50)	(0.43)	(0.39)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	—	—

Net asset value, end of year	$9.50		$9.22		$9.56	$9.80	$9.75

TOTAL RETURN	6.48%		0.94%		2.82%	5.04%^	4.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$277,303		$230,854		$228,454	$287,237	$316,488
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.76%		0.76%		0.74%	0.71%	0.70%
After advisory fee waiver	0.54%		0.54%		0.54%	0.54%	0.54%
Ratio of net investment income to
average net assets:
Before advisory fee waiver	3.05%		4.14%		4.97%	4.24%	3.90%
After advisory fee waiver	3.27%		4.36%		5.17%	4.41%	4.06%
Portfolio turnover rate	59%		47%		28%	51%	74%

^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A
	Year Ended September 30,
	2021		2020		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$9.93		$10.06		$10.00	$10.07	$9.98

Income from investment operations:
Net investment income	0.26	(1)	0.31	(1)	0.36	0.32	0.28
Net realized and unrealized
gain/(loss) on investments	0.16		(0.13)		0.06	(0.07)	0.08
Total from investment operations	0.42		0.18		0.42	0.25	0.36

Less distributions:
From net investment income	(0.26)		(0.31)		(0.36)	(0.32)	(0.27)
Total distributions	(0.26)		(0.31)		(0.36)	(0.32)	(0.27)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$10.09		$9.93		$10.06	$10.00	$10.07

TOTAL RETURN	4.25%		1.86%		4.33%	2.56%	3.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$20,580		$15,946		$13,407	$13,160	$12,341
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.98%		1.02%		1.03%	1.01%	1.03%
After advisory fee waiver	0.96%		0.97%		0.96%	0.95%	0.95%
Ratio of net investment income to
average net assets:
Before advisory fee waiver	2.59%		3.06%		3.61%	3.25%	2.73%
After advisory fee waiver	2.61%		3.11%		3.68%	3.31%	2.81%
Portfolio turnover rate	80%		100%		77%	61%	65%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class C
	Year Ended September 30,
	2021		2020		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$9.90		$10.03		$9.97	$10.04	$9.94

Income from investment operations:
Net investment income	0.19	(1)	0.23	(1)	0.29	0.25	0.21
Net realized and unrealized
gain/(loss) on investments	0.15		(0.12)		0.06	(0.07)	0.09
Total from investment operations	0.34		0.11		0.35	0.18	0.30

Less distributions:
From net investment income	(0.18)		(0.24)		(0.29)	(0.25)	(0.20)
Total distributions	(0.18)		(0.24)		(0.29)	(0.25)	(0.20)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	0.00 (2)	—

Net asset value, end of year	$10.06		$9.90		$10.03	$9.97	$10.04

TOTAL RETURN	3.49%		1.10%		3.57%	1.80%	3.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$16,546		$13,615		$11,406	$11,112	$11,538
Ratio of expenses to
average net assets:
Before advisory fee waiver	1.73%		1.77%		1.77%	1.76%	1.77%
After advisory fee waiver	1.71%		1.72%		1.70%	1.70%	1.68%
Ratio of net investment income to
average net assets:
Before advisory fee waiver	1.84%		2.32%		2.87%	2.46%	1.99%
After advisory fee waiver	1.86%		2.37%		2.94%	2.52%	2.08%
Portfolio turnover rate	80%		100%		77%	61%	65%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2021		2020		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$9.91		$10.04		$9.97	$10.04	$9.95

Income from investment operations:
Net investment income	0.28	(1)	0.33	(1)	0.39	0.34	0.29
Net realized and unrealized
gain/(loss) on investments	0.15		(0.13)		0.07	(0.07)	0.09
Total from investment operations	0.43		0.20		0.46	0.27	0.38

Less distributions:
From net investment income	(0.28)		(0.33)		(0.39)	(0.34)	(0.29)
Total distributions	(0.28)		(0.33)		(0.39)	(0.34)	(0.29)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$10.06		$9.91		$10.04	$9.97	$10.04

TOTAL RETURN	4.49%		2.09%		4.68%	2.81%	3.89%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$671,520		$446,802		$289,716	$211,941	$139,324
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.76%		0.79%		0.80%	0.79%	0.82%
After advisory fee waiver	0.74%		0.74%		0.73%	0.73%	0.74%
Ratio of net investment income to
average net assets:
Before advisory fee waiver	2.81%		3.29%		3.83%	3.48%	2.95%
After advisory fee waiver	2.83%		3.34%		3.90%	3.54%	3.03%
Portfolio turnover rate	80%		100%		77%	61%	65%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2021		2020		2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$9.92		$10.05		$9.98	$10.05	$9.96

Income from investment operations:
Net investment income	0.29	(1)	0.34	(1)	0.40	0.36	0.30
Net realized and unrealized
gain/(loss) on investments	0.15		(0.13)		0.06	(0.08)	0.09
Total from investment operations	0.44		0.21		0.46	0.28	0.39

Less distributions:
From net investment income	(0.29)		(0.34)		(0.39)	(0.35)	(0.30)
Total distributions	(0.29)		(0.34)		(0.39)	(0.35)	(0.30)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$10.07		$9.92		$10.05	$9.98	$10.05

TOTAL RETURN	4.47%		2.18%		4.77%	2.88%	3.97%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$620,753		$274,166		$259,009	$342,454	$372,013
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.67%		0.70%		0.72%	0.71%	0.73%
After advisory fee waiver	0.65%		0.65%		0.65%	0.65%	0.65%
Ratio of net investment income to
average net assets:
Before advisory fee waiver	2.89%		3.38%		3.91%	3.51%	3.04%
After advisory fee waiver	2.91%		3.43%		3.98%	3.57%	3.12%
Portfolio turnover rate	80%		100%		77%	61%	65%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2021

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014 and Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees and sales charges on Class A and contingent deferred sales charge (“CDSC”) for Class C.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Fund’s net asset value. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2021, the Short Duration High Income Fund did not require any permanent tax adjustments on the Statements of Assets and Liabilities.  For the year ended September 30, 2021, the Floating Rate High Income Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Distributable Earnings	Paid-in Capital
Floating Rate High Income Fund	$136	($136)

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2021, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At September 30, 2021, the Floating Rate High Income Fund and the Short Duration High Income Fund had $294,050 and $0, respectively, in outstanding unfunded loan commitments.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2021, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Debt Securities – Debt securities, such as corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At September 30, 2021, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.

New Accounting Pronouncement – In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

New Rule 18f-4 Accounting Pronouncement – In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds do not currently enter into derivatives transactions.  Management is currently evaluating the potential impact of Rule 18f-4 on the Funds.

New Rule 2a-5 Accounting Pronouncement – In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2021:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$254,051,024	$—	$254,051,024
Corporate Bonds	—	27,004,889	—	27,004,889
Total Fixed Income	—	281,055,913	—	281,055,913
Equities
Electric Power
Generation	—	—	1,048	1,048
Information	103,353	517,062	—	620,415
Total Equities	103,353	517,062	1,048	621,463
Warrants	—	41,056	—	41,056
Money Market Fund	11,043,910	—	—	11,043,910
Total Investments	$11,147,263	$281,614,031	$1,048	$292,762,342

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$1,242,042,454	$—	$1,242,042,454
Bank Loan
Obligations	—	33,344,843	—	33,344,843
Convertible Bond	—	3,948,138	—	3,948,138
Total Fixed Income	—	1,279,335,435	—	1,279,335,435
Money Market Fund	36,678,912	—	—	36,678,912
Total Investments	$36,678,912	$1,279,335,435	$—	$1,316,014,347

Refer to the Funds’ schedules of investments for a detailed break-out of securities.

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value.  The Short Duration High Income Fund did not hold Level 3 investments at September 30, 2021, and as such no reconciliation is presented.

Shenkman Capital Floating Rate High Income Fund

Level 3 Reconciliation Disclosure

Equities
Balance as of September 30, 2020	$2,560
Corporate actions	2,668
Sales	(7,128)
Realized loss	(44,712)
Change in unrealized appreciation	47,660
Balance as of September 30, 2021	$1,048
Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2021	$(1,620)

The Level 3 investments as of September 30, 2021 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long- term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Shenkman Capital Management, Inc. (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund:	0.50%
Short Duration High Income Fund:	0.55%

For the year ended September 30, 2021, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,344,355 and $5,916,873, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2021 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $67,259 and $569,760, respectively.  The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate High Income Fund and Short Duration High Income Fund expenses in order to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the following amounts of the average daily net assets:

Floating Rate High Income Fund:	0.54%
Short Duration High Income Fund:	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment  if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2021, the Advisor reduced its fees in the amount of $595,808 for the Floating Rate High Income Fund and in the amount of $167,019 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2022	9/30/2023	9/30/2024	Total
Floating Rate High
Income Fund	$497,929	$499,945	$595,808	$1,593,682
Short Duration High
Income Fund	341,150	318,992	167,019	827,161

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2021, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC (“Foreside”). On July 7, 2021, Foreside announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The Board approved continuing the distribution agreement with Quasar at the close of the transaction which occurred on September 30, 2021.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average daily net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2021, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $47,528 and $151,608, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2021, the Floating Rate High Income Fund’s Class F shares incurred $5,081 in shareholder servicing fees. For the year ended September 30, 2021, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $11,404, $8,932 and $484,357, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2021, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$203,885,402	$150,852,945
Short Duration High Income Fund	1,413,049,404	817,944,289

The Funds had no purchases or sales of U.S. government obligations during the year ended September 30, 2021. The Floating Rate High Income Fund and the Short Duration High Income Fund had $0 and $6,628,882, respectively, in Rule 17a-7 transactions during the year ended September 30, 2021.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

NOTE 8 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have secured lines of credit in the amount of $40,000,000 and $120,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Floating Rate High Income Fund and the Short Duration High Income Fund did not draw upon their lines of credit during the year ended September 30, 2021.  At September 30, 2021, neither of the Funds had any outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$291,225,112	$1,304,684,359
Gross unrealized appreciation	3,208,847	12,782,026
Gross unrealized depreciation	(1,671,617)	(1,452,038)
Net unrealized appreciation(a)	1,537,230	11,329,988
Undistributed ordinary income	147,737	1,650,271
Total distributable earnings	147,737	1,650,271
Other accumulated losses	(14,598,974)	(11,706,256)
Total accumulated earnings/(losses)	$(12,914,007)	$1,274,003

(a)	Any differences between book basis and tax basis net unrealized appreciation and cost are attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At September 30, 2021, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate
High Income
Fund	$12,772,171	$1,705,005	$14,477,176	No Expiration
Short Duration
High Income
Fund	2,354,849	7,804,897	10,159,746	No Expiration

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

The tax character of distributions paid during the year ended September 30, 2021 and the year ended September 30, 2020 was as follows:

Floating Rate High Income Fund

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Ordinary income	$8,843,108	$10,289,187
Total distributions paid	$8,843,108	$10,289,187

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2021	September 30, 2020
Ordinary income	$30,592,320	$21,294,663
Total distributions paid	$30,592,320	$21,294,663

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2021.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2021, each Fund’s percentage of control ownership positions greater than 25% are as follows:

		Percent of
Fund	Shareholder	Shares Held
Floating Rate High
Income Fund	National Financial Services, LLC	43.67%
Short Duration High
Income Fund	Merrill Lynch Pierce Fenner & Smith	36.86%

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds.

Bank Loan Risk. The Funds’ investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Funds will depend primarily upon the creditworthiness of the borrower, whose financial condition may be

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

troubled or highly leveraged, for payment of principal and interest. When the Funds are a participant in a loan, the Funds have no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Funds’ redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

LIBOR Risk. The Funds invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference 3 rate” for variable interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, decreased values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Funds’ performance or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Credit Risk. The issuers of the bonds and other debt instruments held by the Funds may not be able to make interest or principal payments.

High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

Interest Rate Risk. The Funds’ investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Funds’ investments will vary, the Funds invest primarily in floating rate instruments, which should minimize fluctuations in value as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Funds. Similarly, it is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, which could cause a decline in the value of the Funds’ portfolio. Other economic factors (such as large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for loans and other debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Consequently, changes in the values of the Funds’ portfolio likely will cause fluctuation in the value of each partner’s capital account.

Investment Risk. The Funds invest primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Funds’ investments.

Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2021

market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these bonds.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agents, and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2021

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 75)		term;	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds).
management)
(2012 to July
2019); Trustee
and Chair (2000
to 2012), New
Covenant Mutual
Funds (1999 to
2012); Director
and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	2	Trustee,
(age 61)		term;	Head of		Advisors
615 E. Michigan St.		since	Business		Series Trust
Milwaukee, WI		March	Development		(for series not
53202		2017.	Ballast Equity		affiliated with
			Management, LLC		the Funds).
(a privately-held
investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	2	Trustee,
(age 74)		term;	formerly		Advisors
615 E. Michigan St.		since	Manager,		Series Trust
Milwaukee, WI		September	President, CEO,		(for series not
53202		2008.	U.S. Bancorp		affiliated with
			Fund Services,		the Funds).
LLC and its
predecessors
(May 1991 to
July 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	2	Trustee,
(age 62)	of the	term;	Apogee Group,		Advisors
615 E. Michigan St.	Board	since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2020.	(1998 to		affiliated with
			present).		the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 52)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Executive	since	Services (February 1996 to present).
Milwaukee, WI	Officer	December
53202	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 60)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI	and	December
53202	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 50)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.		since	Services (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 39)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (July 2010 to present).
Milwaukee, WI		December
53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 64)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan St.	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI	Compliance	September
53202	Officer and	2009.
AML Officer

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Michelle L.	Deputy	Indefinite	Vice President, U.S. Bank Global Fund
Sanville-Seebold	Chief	term;	Services (August 2014 to present).
(age 49)	Compliance	since
615 E. Michigan St.	Officer	September
Milwaukee, WI		2021.
53202

Elaine E.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
Richards, Esq.	President	term;	Fund Services (July 2007 to present).
(age 53)	and	since
2020 East	Secretary	September
Financial Way,		2019.
Suite 100
Glendora, CA
91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2021, the Trust was comprised of 36 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2021 (Unaudited)

Federal Tax Distribution Information

For the year ended September 30, 2021, the Floating Rate High Income Fund and the Short Duration High Income Fund designated $8,843,108 and $30,592,320, respectively, as ordinary income for purposes of the dividends paid deduction.

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Floating Rate High Income Fund	0.00%
Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Floating Rate High Income Fund	0.00%
Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2021 (Unaudited)

Householding

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$47,400	$45,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/7/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/7/2021

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   12/7/2021

* Print the name and title of each signing officer under his or her signature.